(BULL LOGO)
Merrill Lynch Investment Managers



Annual Report
June 30, 2002



Merrill Lynch
Municipal Bond
Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH MUNICIPAL BOND FUND, INC.



Important Tax
Information
(unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Municipal Bond Fund, Inc. during its taxable year ended June 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

The following table summarizes all per share distributions paid by the Fund during its taxable year ended June 30, 2002:


                              Record        Payable        Ordinary
                               Date           Date          Income

Insured Portfolio           12/20/2001     12/31/2001       $.004022
National Portfolio          12/20/2001     12/31/2001       $.003665


Please retain this information for your records.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002



DEAR SHAREHOLDER

The Municipal Market Environment
During the six months ended June 30, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak U.S. equity markets generally supported fixed income products. By the end of January 2002, the Federal Reserve Board ended its series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while U.S. economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has generally risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter U.S. gross domestic product growth was revised higher to 1.7%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term U.S. Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive non-farm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During the past few months, however, bond yields reversed their course to move sharply lower. First quarter 2002 gross domestic product activity was recently finalized at 6.1%, considerably above the level of economic growth seen in late 2001. A number of economic indicators, such as housing activity, consumer spending and recent employment trends have pointed to, at least, a moderate economic recovery for the remainder of 2002. Steady, dramatic declines in U.S. equity markets have led the majority of investors to conclude that the Federal Reserve Board is now unlikely to raise short-term interest rates for the remainder of 2002. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe haven of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%. Over the last six months, long-term U.S. Treasury bond yields rose approximately 5 basis points (0.05%).

Municipal bond prices displayed a pattern similar to their taxable counterpart during the six-month period ended June 30, 2002. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During the last three months, tax-exempt bond yields generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances also have been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. For the six-month period ended June 30, 2002, long-term municipal revenue bond yields stood at 5.41%, a decline of almost 20 basis points.

Solid investment demand during the past six months has allowed the tax-exempt market to outperform its taxable counterpart in recent months. Reports stated that thus far in 2002 municipal bond fund net cash flows remained very strong exceeding $5.9 billion, up more than 40% compared to the same period in 2001. Additionally, in January and February 2002, investors received almost $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of this money was likely reinvested in tax-exempt products. Perhaps, more importantly, short-term municipal interest rates continued to move lower in response to Federal Reserve Board actions. In reaction to the Federal Reserve Board interest rate reductions, short-term municipal interest rates declined to the 1% - 1.5% range. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. Also, analysts forecast that investors will receive approximately an additional $75 billion during June - August 2002 from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that this money will continue to support the municipal bond market's currently strong technical environment.

Interest rates are likely to remain near current levels as U.S. economic conditions are expected to remain relatively weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Federal aid packages in response to the September 11, 2001 attacks in New York City and Washington, DC were sizable. Airline assistance packages, involving Federal grants and loan guarantees, were also substantial and are likely to continue. The military response to the initial terrorist attacks and ongoing military presence in the Middle East will continue to require significant increases in Defense Department spending. Eventually, this increased governmental spending should result in accelerated U.S. economic activity, especially in the construction and defense industries. This governmental stimulus, in conjunction with the monetary actions taken by the Federal Reserve Board, can be expected to generate significant increases in U.S. gross domestic product growth some time later in 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of this year can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Fiscal Year in Review
Insured Portfolio
For the fiscal year ended June 30, 2002, Insured Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +7.03%, +6.23%, +6.18% and +6.63%, respectively. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) This compares to a total return of +6.92% for the unmanaged benchmark, the Lehman Brothers Municipal Bond Index for the same 12-month period. In managing the Insured Portfolio, we seek to provide income exempt from Federal income tax. We also seek current yield with a competitive total return consistent with the Portfolio's objective. The Insured Portfolio began the year with an above-average yield and a slightly defensive market position. Our restructuring of the Portfolio in early 2001 enabled us to generate a very competitive yield through the use of inverse floaters, while positioning the overall Portfolio for net asset value conservation, instead of performance. Thus, we purchased higher-couponed securities, maturing in 15 years - 20 years in the new-issue market whenever they were attractively priced. These securities captured approximately 95% of the yield available in the entire yield curve and exhibited considerably less price volatility than longer maturity issues. As we moved into early 2002, we could no longer purchase this structure in the new-issue market, and, therefore, these bonds started trading at a significant premium.

As interest rates increased during the first quarter of 2002, we shifted the Portfolio closer to neutral, while maintaining a competitive yield. This proved beneficial as a weak stock market and corporate accounting irregularities caused investors who were seeking a safe haven to purchase fixed income securities. Demand remained strong for municipal bonds as stock market weakness continued but reached levels where, historically, retail demand starts fading. Currently, interest rates are negatively correlated to the stock market. Should stocks start to firm later this year, increasing the possibility of an economic recovery, we will move the Portfolio into a more defensive position.

Our strategy has been to maintain a fully invested position in order to provide a competitive yield and to seek to mute any net asset value movement. With short-term interest rates at extremely low levels, we retained the Portfolio's very low cash reserves and kept a full exposure to inverse floaters for their current high yield. This proved very beneficial, as portfolio income was the determining factor for performance year to date. Looking ahead, we expect to maintain the Portfolio's fully invested stance until there are clearer signs that the economy is reviving, thereby causing the Federal Reserve Board raise to short-term interest rates.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002



National Portfolio
During the fiscal year ended June 30, 2002, National Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +6.98%, +6.18%, +6.13% and +6.72%, respectively. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 9 of this report to shareholders.) This compares to a total return of +6.92% for the unmanaged benchmark, the Lehman Brothers Municipal Bond Index for the same 12-month period. The most significant event during the past fiscal year was the drastic drop in short-term interest rates engineered by the Federal Reserve Board in the second half of 2001. This resulted in a steep municipal yield curve, allowing the position of inverse floaters within the Portfolio to perform extremely well in producing above-average current returns to our shareholders. We enhanced the Portfolio's exposure to inverse floaters at the beginning of the fiscal year. Thus, careful monitoring of economic activity for signs of change in the relationship between short-term and long-term interest rates is necessary. Since short-term cash equivalent rates have been so low, we limited our percentage of cash reserves for liquidity.

The Portfolio began to experience the loss of a portion of its older-dated securities because of call features. We sought to uncover securities that could be purchased to replace these lost positions. At a time when some credit spreads remain historically wide, it is our intention to use these opportunities to supplement the Portfolio's current return and fill the holes left by these redemptions. Throughout the year, the Portfolio also benefited from some of its holdings that became prerefunded. We started to sell these holdings to capture the premium afforded to these positions by the marketplace. By June 30, 2002, we focused our strategy on protecting net asset valuation. We have undertaken strategies to cushion any price volatility. Our concern is that long-term interest rates may not stay low as economic conditions improve and the Federal budget condition deteriorates.

During the 12 months ended June 30, 2002, we maintained a strategy of providing a competitive total return by enhancing current yield and seeking to mute any net asset value volatility. The Portfolio's structure emphasized above-industry average couponing with relatively shorter duration. This cushioned negative price movements in the Portfolio's net asset value as the general level of long-term interest rates increased at the end of 2001. We maintained a generous current yield by enhancing the Portfolio's allowable exposure to inverse floater product. The combination of aggressive Federal Reserve Board interest rate cuts throughout the second half of 2001 and extremely positive short-term technicals in the tax-exempt market led to a favorable reduction in our short-term borrowing costs for these derivative securities. Holding these securities allowed the Portfolio to generate a superior current return without purchasing a greater percentage of non-investment grade paper. (At June 30, 2002, the Portfolio had 9% of total assets in non-investment grade issues.) The Portfolio holds minimal cash equivalent reserves and maintains a defensive market stance through its inherent structure, not a high cash position. This fully invested position contributed to the Portfolio's ability to provide a higher degree of tax-exempt income to shareholders at a time when daily reserve rates were close to 1%.

Although interest rates rose toward the middle of the fiscal year, the second half witnessed a mild rally in the debt markets as the 10-year Treasury note dipped below 5%. Throughout this fluctuation, the Portfolio maintained a defensive stance, relying on a generous current yield to deliver relative performance during periods when more aggressively structured portfolios would have generated a greater degree of price appreciation. Our strategy is expected to continue along these lines, especially as general market interest rates reach what historically have been retail resistance levels. We currently intend to continue to emphasize above-average credit quality. At June 30, 2002, 70% of the Portfolio's assets were rated AA or higher by at least one of the major bond rating agencies.

Limited Maturity Portfolio
For the fiscal year ended June 30, 2002, the Limited Maturity Portfolio's Class A, Class B, Class C and Class D Shares had total returns of +4.10%, +3.62%, +3.72% and +3.99%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 7 - 11 of this report to shareholders.) This compares to a total return of +6.92% for the unmanaged benchmark Lehman Brothers Municipal Bond Index and the total return of +6.93% for the unmanaged benchmark Lehman Brothers 3-Year General Obligation Bond Index for the same 12-month period. The Portfolio kept a fully invested stance at the outset of the fiscal year during a period of Federal Reserve Board monetary policy easing. However, by the second half of the period, we kept the Portfolio in a more neutral position in an effort to limit net asset value volatility. Also, during the last six months - nine months, the net assets of the Portfolio increased dramatically. In order to maintain a more neutral stance, investments were concentrated in the two-year - three-year sector of the curve in an effort to enhance yield, while providing some protection to principal. We generally maintained a higher-quality portfolio than most of our peer group in order to protect against large fluctuations in net asset value.

As evidence mounted that the U.S. economy would register solid growth in the first quarter of 2002, investors began to anticipate that the Federal Reserve Board might begin to tighten short-term interest rates. We anticipated this and ended the period short of a neutral investment stance. Although this initially proved beneficial, interest rates eventually moved lower as a weak equity market and accounting problems at major companies created strong demand for short-term fixed income securities. Early in the period, we moved the Portfolio to a neutral investment stance since it appeared that any tightening of monetary policy by the Federal Reserve Board would happen some time in the coming months. We overweighted our exposure to utilities as the spreads for these securities widened to unprecedented levels and offered excellent relative value. During the fiscal year ended June 30, 2002, the average portfolio maturity fluctuated between 1.3 years and 1.7 years. Average credit quality at June 30, 2002 continues to be AA as rated by at least one of the major bond rating agencies.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal Bond Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager
Insured Portfolio



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager
National Portfolio



(Peter Hayes)
Peter Hayes
Vice President and Portfolio Manager
Limited Maturity Portfolio



August 16, 2002


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge (front-end load) of 1% and bears no ongoing distribution or account maintenance fees.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year for Insured and National Portfolios. Limited Maturity Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within one year of purchase. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. All three classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25% for Insured and National Portfolios. Limited Maturity Portfolio is subject to a distribution fee of 0.20% and an account maintenance fee of 0.15%. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee) for Insured and National Portfolios. Limited Maturity Portfolio incurs a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                                     Ten Years/
                                                                                                       Since
                                                                        6-Month        12-Month      Inception    Standardized
As of June 30, 2002                                                   Total Return   Total Return   Total Return  30-Day Yield
ML Municipal Bond Fund, Inc. Insured Portfolio Class A Shares**             +4.58%       +7.03%        +79.50%        4.35%
ML Municipal Bond Fund, Inc. Insured Portfolio Class B Shares**             +4.06        +6.23         +66.24         3.78
ML Municipal Bond Fund, Inc. Insured Portfolio Class C Shares**             +4.03        +6.18         +52.68         3.73
ML Municipal Bond Fund, Inc. Insured Portfolio Class D Shares**             +4.32        +6.63         +59.36         4.12
ML Municipal Bond Fund, Inc. National Portfolio Class A Shares**            +4.78        +6.98         +82.75         5.01
ML Municipal Bond Fund, Inc. National Portfolio Class B Shares**            +4.39        +6.18         +69.62         4.41
ML Municipal Bond Fund, Inc. National Portfolio Class C Shares**            +4.37        +6.13         +54.64         4.37
ML Municipal Bond Fund, Inc. National Portfolio Class D Shares**            +4.65        +6.72         +61.55         4.74
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class A Shares***   +1.88        +4.10         +49.90         2.03
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class B Shares***   +1.71        +3.62         +42.42         1.70
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class C Shares***   +1.71        +3.72         +33.71         1.69
ML Municipal Bond Fund, Inc. Limited Maturity Portfolio Class D Shares***   +1.83        +3.99         +37.16         1.93

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D
Shares.
***The Fund's ten-year/since inception periods are ten years for Class A Shares; from 11/2/92 for Class B Shares; and from 10/21/94 for Class C & Class D Shares.


Insured Portfolio's Class A and
Class B Shares

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Insured Portfolio++--Class A and Insured Portfolio++--Class B Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:

Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class A Shares

June 1992             $ 9,600
June 1993             $10,791
June 1994             $10,674
June 1995             $11,592
June 1996             $12,231
June 1997             $13,175
June 1998             $14,236
June 1999             $14,458
June 2000             $14,633
June 2001             $16,098
June 2002             $17,230


Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class B Shares

June 1992             $10,000
June 1993             $11,144
June 1994             $10,942
June 1995             $11,808
June 1996             $12,364
June 1997             $13,202
June 1998             $14,158
June 1999             $14,270
June 2000             $14,351
June 2001             $15,648
June 2002             $16,623


Lehman Brothers Municipal Bond Index++++

June 1992             $10,000
June 1993             $11,196
June 1994             $11,215
June 1995             $12,204
June 1996             $13,014
June 1997             $14,088
June 1998             $15,308
June 1999             $15,731
June 2000             $16,243
June 2001             $17,864
June 2002             $19,099



*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
++The Insured Portfolio invests primarily in long-term, investment-grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


Insured Portfolio's Class A and
Class B Shares
Average Annual
Total Return

                                     % Return Without   % Return With
Class A Shares*                        Sales Charge     Sales Charge**

One Year Ended 6/30/02                     +7.03%         +2.75%
Five Years Ended 6/30/02                   +5.51          +4.65
Ten Years Ended 6/30/02                    +6.02          +5.59

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return          % Return
Class B Shares*                        Without CDSC      With CDSC**

One Year Ended 6/30/02                     +6.23%         +2.23%
Five Years Ended 6/30/02                   +4.72          +4.72
Ten Years Ended 6/30/02                    +5.21          +5.21

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


PERFORMANCE DATA (continued)


Insured Portfolio's Class C and
Class D Shares

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Insured Portfolio++--Class C and Insured Portfolio++--Class D Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:

Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class C Shares

10/21/1994            $10,000
June 1995             $10,883
June 1996             $11,389
June 1997             $12,170
June 1998             $13,028
June 1999             $13,124
June 2000             $13,192
June 2001             $14,378
June 2002             $15,267


Merrill Lynch Municipal Bond Fund, Inc.
Insured Portfolio++--Class D Shares

10/21/1994            $ 9,600
June 1995             $10,487
June 1996             $11,038
June 1997             $11,861
June 1998             $12,768
June 1999             $12,951
June 2000             $13,075
June 2001             $14,349
June 2002             $15,300


Lehman Brothers Municipal Bond Index++++

10/21/1994            $10,000
June 1995             $11,003
June 1996             $11,734
June 1997             $12,702
June 1998             $13,802
June 1999             $14,183
June 2000             $14,645
June 2001             $16,107
June 2002             $17,221


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Insured Portfolio invests primarily in long-term, investment-grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.
The starting date for the Index is from 10/31/94.
Past performance is not predictive of future performance.


Insured Portfolio's Class C and
Class D Shares

Average Annual
Total Return

                                         % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 6/30/02                     +6.18%         +5.18%
Five Years Ended 6/30/02                   +4.64          +4.64
Inception (10/21/94) through 6/30/02       +5.66          +5.66

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 6/30/02                     +6.63%         +2.36%
Five Years Ended 6/30/02                   +5.22          +4.37
Inception (10/21/94) through 6/30/02       +6.25          +5.68

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


National Portfolio's Class A and
Class B Shares

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. National Portfolio++--Class A and National Portfolio++--Class B Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class A Shares

June 1992             $ 9,600
June 1993             $10,770
June 1994             $10,719
June 1995             $11,565
June 1996             $12,275
June 1997             $13,466
June 1998             $14,592
June 1999             $14,779
June 2000             $14,865
June 2001             $16,399
June 2002             $17,544


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class B Shares

June 1992             $10,000
June 1993             $11,145
June 1994             $10,990
June 1995             $11,790
June 1996             $12,517
June 1997             $13,508
June 1998             $14,528
June 1999             $14,602
June 2000             $14,589
June 2001             $15,973
June 2002             $16,960


Lehman Brothers Municipal Bond Index

June 1992             $10,000
June 1993             $11,196
June 1994             $11,215
June 1995             $12,204
June 1996             $13,014
June 1997             $14,088
June 1998             $15,308
June 1999             $15,731
June 2000             $16,243
June 2001             $17,864
June 2002             $19,099


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
++The National Portfolio invests primarily in long-term municipal bonds rated in any rating category.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.
Past performance is not predictive of future performance.



National Portfolio's Class A and
Class B Shares

Average Annual
Total Return

                                     % Return Without   % Return With
Class A Shares*                        Sales Charge     Sales Charge**

One Year Ended 6/30/02                     +6.98%         +2.70%
Five Years Ended 6/30/02                   +5.43          +4.57
Ten Years Ended 6/30/02                    +6.21          +5.78

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC      With CDSC**

One Year Ended 6/30/02                     +6.18%         +2.18%
Five Years Ended 6/30/02                   +4.66          +4.66
Ten Years Ended 6/30/02                    +5.43          +5.43

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payments of applicable contingent deferred sales charge.


National Portfolio's Class C and
Class D Shares

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. National Portfolio++--Class C and National Portfolio++--Class D Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class C Shares

10/21/1994            $10,000
June 1995             $10,797
June 1996             $11,446
June 1997             $12,358
June 1998             $12,284
June 1999             $13,346
June 2000             $13,329
June 2001             $14,573
June 2002             $15,466


Merrill Lynch Municipal Bond Fund, Inc.
National Portfolio++--Class D Shares

10/21/1994            $ 9,600
June 1995             $10,404
June 1996             $11,102
June 1997             $12,053
June 1998             $13,016
June 1999             $13,150
June 2000             $13,207
June 2001             $14,533
June 2002             $15,510


Lehman Brothers Municipal Bond Index

10/21/1994            $10,000
June 1995             $11,003
June 1996             $11,734
June 1997             $12,702
June 1998             $13,802
June 1999             $14,183
June 2000             $14,645
June 2001             $16,107
June 2002             $17,221


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The National Portfolio invests primarily in long-term municipal bonds rated in any rating category.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future performance.


National Portfolio's Class C and
Class D Shares

Average Annual
Total Return

                                         % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 6/30/02                     +6.13%         +5.13%
Five Years Ended 6/30/02                   +4.59          +4.59
Inception (10/21/94) through 6/30/02       +5.83          +5.83

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 6/30/02                     +6.72%         +2.45%
Five Years Ended 6/30/02                   +5.17          +4.31
Inception (10/21/94) through 6/30/02       +6.44          +5.87

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


PERFORMANCE DATA (concluded)

Limited Maturity
Portfolio's
Class A and
Class B Shares

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc. Limited Maturity Portfolio++- -Class A and Limited Maturity Portfolio++--Class B Shares* compared to a similar investment in the Lehman Brothers Municipal Bond
Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class A Shares

June 1992             $ 9,900
June 1993             $10,423
June 1994             $10,663
June 1995             $11,146
June 1996             $11,564
June 1997             $12,703
June 1998             $12,587
June 1999             $13,011
June 2000             $13,442
June 2001             $14,258
June 2002             $14,843


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class B Shares

June 1992             $10,000
June 1993             $10,326
June 1994             $10,530
June 1995             $10,966
June 1996             $11,336
June 1997             $11,804
June 1998             $12,263
June 1999             $12,632
June 2000             $13,003
June 2001             $13,743
June 2002             $14,240


Lehman Brothers Municipal Bond Index

June 1992             $10,000
June 1993             $10,820
June 1994             $10,838
June 1995             $11,794
June 1996             $12,577
June 1997             $13,615
June 1998             $14,794
June 1999             $15,202
June 2000             $15,697
June 2001             $17,264
June 2002             $18,458


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Limited Maturity Portfolio invests primarily in investment-grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index in the Class B Shares' graph is from 11/30/94.
++++++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better. The starting date for the Index in the Class B Shares' graph is from 11/30/94.

Past performance is not predictive of future performance.


Limited Maturity
Portfolio's
Class A and
Class B Shares

Average Annual
Total Return

                                     % Return Without   % Return With
Class A Shares*                        Sales Charge     Sales Charge**

One Year Ended 6/30/02                     +4.10%         +3.05%
Five Years Ended 6/30/02                   +4.22          +4.01
Ten Years Ended 6/30/02                    +4.13          +4.03

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


                                         % Return          % Return
Class B Shares*                        Without CDSC      With CDSC**

One Year Ended 6/30/02                     +3.62%         +2.62%
Five Years Ended 6/30/02                   +3.83          +3.83
Inception (11/2/92) through 6/30/02        +3.73          +3.73

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


Limited Maturity
Portfolio's
Class C and
Class D Shares

Total Return
Based on a $10,000
Investment

TOTAL RETURN BASED ON A $10,000 INVESTMENT

A line graph illustrating the growth of a $10,000 investment in Merrill Lynch Municipal Bond Fund, Inc.++ Limited Maturity Portfolio++--Class C and Limited Maturity Portfolio++--Class D Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class C Shares

10/21/94              $10,000
June 1995             $10,352
June 1996             $10,659
June 1997             $11,097
June 1998             $11,528
June 1999             $11,861
June 2000             $12,209
June 2001             $12,891
June 2002             $13,371


Merrill Lynch Municipal Bond Fund, Inc.
Limited Maturity Portfolio++--Class D Shares

10/21/94              $ 9,900
June 1995             $10,269
June 1996             $10,634
June 1997             $11,102
June 1998             $11,564
June 1999             $11,942
June 2000             $12,324
June 2001             $13,059
June 2002             $13,580


Lehman Brothers Municipal Bond Index

10/31/94              $10,000
June 1995             $11,003
June 1996             $11,734
June 1997             $12,702
June 1998             $13,802
June 1999             $14,183
June 2000             $14,645
June 2001             $16,107
June 2002             $17,221

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Limited Maturity Portfolio invests primarily in investment-grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.
++++This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years. The starting date for the Index is from 10/31/94.
++++++This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better. The starting date for the Index is from 10/31/94.

Past performance is not predictive of future performance.


Limited Maturity
Portfolio's
Class C and
Class D Shares

Average Annual
Total Return

                                         % Return          % Return
Class C Shares*                        Without CDSC      With CDSC**

One Year Ended 6/30/02                     +3.72%         +2.72%
Five Years Ended 6/30/02                   +3.80          +3.80
Inception (10/21/94) through 6/30/02       +3.85          +3.85

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without   % Return With
Class D Shares*                        Sales Charge     Sales Charge**

One Year Ended 6/30/02                     +3.99%         +2.95%
Five Years Ended 6/30/02                   +4.11          +3.90
Inception (10/21/94) through 6/30/02       +4.19          +4.06

*Maximum sales charge is 1%.
**Assuming maximum sales charge.


Portfolio
Abbreviations

To simplify the listings of Merrill Lynch Municipal Bond Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


ACES SM       Adjustable Convertible Extendible Securities
AMT           Alternative Minimum Tax (subject to)
BAN           Bond Anticipation Notes
COP           Certificates of Participation
DRIVERS       Derivative Inverse Tax-Exempt Receipts
EDA           Economic Development Authority
EDR           Economic Development Revenue Bonds
FLOATS        Floating Rate Securities
GO            General Obligation Bonds
HDA           Housing Development Authority
HFA           Housing Finance Agency
IDA           Industrial Development Authority
IDB           Industrial Development Board
IDR           Industrial Development Revenue Bonds
INFLOS        Inverse Floating Rate Municipal Bonds
IRS           Inverse Rate Securities
M/F           Multi-Family
PCR           Pollution Control Revenue Bonds
RIB           Residual Interest Bonds
RITR          Residual Interest Trust Receipts
S/F           Single-Family
STRIPES       Short-Term Inverse Payment Exempt
              Securities
TAN           Tax Anticipation Notes
TRAN          Tax Revenue Anticipation Notes
VRDN          Variable Rate Demand Notes



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
        Municipal Bonds                                                                                    Insured Portfolio
        S&P         Moody's     Face
STATE   Ratings+++  Ratings+++ Amount                              Issue                                           Value
Alabama    AAA    Aaa      $ 1,585   Alabama Water Pollution Control Authority Revenue Bonds, Revolving
--1.6%                               Fund Loan, Series A, 6.75% due 8/15/2017 (b)                                $    1,758
           AAA    Aaa       10,000   Lauderdale County and Florence, Alabama, Health Care Authority,
                                     Revenue Refunding Bonds (Coffee Health Group), Series A, 6% due
                                     7/01/2029 (e)                                                                   10,658
           AAA    Aaa        7,000   University of Alabama, University Revenue Bonds (Birmingham), 6% due
                                     10/01/2020 (h)                                                                   7,567

Arizona    AAA    Aaa        6,750   Arizona State Municipal Financing Program, COP, Series 34, 7.25% due
--0.7%                               8/01/2009 (g)                                                                    8,217

California AAA    Aaa       31,500   California Pollution Control Financing Authority, PCR, Refunding
--6.8%                               (Pacific Gas & Electric), AMT, Series A,
                                     5.35% due 12/01/2016 (e)                                                        32,340
           AAA    Aaa       26,085   Los Angeles, California, Community College District, GO, Series A,
                                     5.50% due 8/01/2019 (e)                                                         27,653
           AAA    Aaa        5,800   Oakland, California, Redevelopment Agency, Tax Allocation Refunding
                                     Bonds, INFLOS, 10.298% due 9/01/2019 (d)(e)                                      6,107
           AAA    Aaa       11,685   Rialto, California, Unified School District, GO, Series A, 6.24%** due
                                     6/01/2025 (h)                                                                    3,265
           AAA    Aaa       15,000   San Jose, California, Redevelopment Agency, Tax Allocation Refunding
                                     Bonds, DRIVERS, Series 158, 9.386% due 8/01/2014 (d)(e)                         16,284

Colorado   AAA    Aaa       19,250   Aurora, Colorado, COP, 6% due 12/01/2025 (b)                                    20,862
--5.4%                               Denver, Colorado, City and County Airport Revenue Refunding Bonds:
           AAA    Aaa        2,000     AMT, Series D, 5.50% due 11/15/2015 (i)                                        2,122
           AAA    Aaa        4,850     AMT, Series D, 5.50% due 11/15/2017 (i)                                        5,063
           AAA    Aaa        2,500     AMT, Series D, 5.50% due 11/15/2018 (i)                                        2,594
           NR*    Aaa       31,160     RIB, Series 153, 9.271% due 11/15/2025 (d)(e)                                 33,430
           AAA    Aaa        4,000   Logan County, Colorado, Justice Center Finance Corporation, COP,
                                     5.50% due 12/01/2020 (e)                                                         4,219

Connecti-  AAA    Aaa        1,170   New Haven, Connecticut, GO, Refunding, Series B, 5% due 11/01/2018 (h)           1,206
cut                                  University of Connecticut, Student Fee Revenue Refunding Bonds,
--0.5%                               Series A (h):
           AAA    Aaa        2,095     5.25% due 11/15/2018                                                           2,207
           AAA    Aaa        1,790     5.25% due 11/15/2019                                                           1,869
           AAA    Aaa        1,000     5.25% due 11/15/2020                                                           1,032

Florida    AAA    Aaa        5,500   Dade County, Florida, Water and Sewer System Revenue Bonds, 5.25%
--4.5%                               due 10/01/2026 (h)                                                               5,533
           NR*    Aaa       15,000   Escambia County, Florida, Health Facilities Authority, Health Facility
                                     Revenue Bonds (Florida Health Care Facility Loan), 5.95% due 7/01/2020 (b)      16,641
                                     Florida State Board of Education, Lottery Revenue Bonds, Series B (h):
           AAA    Aaa        8,900     6% due 7/01/2013                                                              10,135
           AAA    Aaa        9,435     6% due 7/01/2014                                                              10,675
           AAA    Aaa        9,645     6% due 7/01/2015                                                              10,870
           AAA    Aaa        2,240   West Coast Regional Water Supply Authority, Florida, Capital Improvement
                                     Revenue Bonds, INFLOS, 10.40% due 10/01/2010 (a)(b)(d)                           3,115

Georgia                              Georgia Municipal Electric Authority, Power Revenue Bonds, Series Y (b):
--2.8%     AAA    Aaa          490     6.40% due 1/01/2013 (c)                                                          585
           AAA    Aaa        8,510     6.40% due 1/01/2013                                                           10,079
           AAA    Aaa       20,000   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds,
                                     Series EE, 7% due 1/01/2025 (b)                                                 25,115

Hawaii     AAA    Aaa       10,000   Hawaii State Airport System, Revenue Refunding Bonds, 6.45% due
--0.8%                               7/01/2013 (e)                                                                   10,575

Illinois   AAA    Aaa        2,000   Chicago, Illinois, O'Hare International Airport Revenue Bonds
--6.3%                               (Passenger Facility Charge), Series A, 5.625% due 1/01/2015 (b)                  2,107
           AAA    Aaa        3,250   Illinois Health Facilities Authority Revenue Bonds (Elmhurst Memorial
                                     Hospital), 6.625% due 1/01/2022 (h)                                              3,311
           AAA    NR*       14,450   Illinois Health Facilities Authority, Revenue Refunding Bonds, RIB,
                                     Series 166, 10.41% due 2/15/2024 (b)(d)(j)                                      15,693
           AAA    Aaa       26,000   Illinois Regional Transportation Authority Revenue Bonds, Series A,
                                     6.25% due 6/01/2004 (a)(b)(e)                                                   28,582
           AAA    Aaa        6,800   Illinois State, GO, 5.75% due 5/01/2021 (e)                                      7,115
                                     Kane, McHenry, Cook and DeKalb Counties, Illinois, United School District
                                     Number 300, GO (e):
           AAA    Aaa        7,000     5.50% due 12/01/2016                                                           7,527
           AAA    Aaa        4,000     5.50% due 12/01/2017                                                           4,270
           NR*    Aaa        9,000   Northern Illinois University, Auxiliary Facilities System, Revenue
                                     Refunding Bonds, 5.75% due 4/01/2007 (a)(h)                                     10,047

Indiana    AAA    Aaa        5,555   Indiana State Office Building Commission, Facilities Revenue Bonds
--0.7%                                (Miami Correctional Facility--Phase 1),
                                     Series A, 5.50% due 7/01/2015 (b)                                                5,930
           AAA    Aaa        2,500   Penn, Indiana, High School Building Corporation Revenue Bonds, First
                                     Mortgage, 6.125% due 7/15/2005 (a)(e)                                            2,786

Kansas     AAA    Aaa       11,000   Kansas City, Kansas, Utility System Revenue Refunding and Improvement
--1.4%                               Bonds, 6.25% due 9/01/2014 (h)                                                  12,022
           AAA    Aaa        5,145   Manhattan, Kansas, Hospital Revenue Bonds (Mercy Health Center), 5.50%
                                     due 8/15/2020 (i)                                                                5,351

Maryland   AAA    Aaa        4,400   Maryland State Health and Higher Educational Facilities Authority Revenue
--0.9%                               Bonds (University of Maryland Medical System), Series B, 7% due 7/01/2022 (h)    5,524
           AAA    Aaa        5,500   Prince George's County, Maryland, Consolidated Public Improvement, GO,
                                     5.25% due 12/01/2016 (h)                                                         5,894

Massachu-  AAA    Aaa        2,190   Massachusetts Educational Loan Authority, Education Loan Revenue Bonds,
setts--1.9%                            AMT, Issue D, Series A, 7.25% due 1/01/2009 (e)                                2,224
           AAA    Aaa       10,000   Massachusetts State Health and Educational Facilities Authority Revenue
                                     Bonds (Beth Israel Deaconess Medical Center), INFLOS, Series G-4, 10.216%
                                     due 7/01/2025 (b)(d)                                                            10,427
           AAA    Aaa       10,000   Route 3 North Transit Improvement Association, Massachusetts, Lease
                                     Revenue Bonds, 5.75% due 6/15/2010 (a)(e)                                       11,329

Michigan   AAA    Aaa        6,915   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series B,
--1.5%                               6.15% due 10/01/2015 (e)                                                         7,281
           AAA    Aaa       10,000   Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds
                                     (Detroit Edison Company), Series AA, 6.40% due 9/01/2025 (e)                    10,923
Minnesota  NR*    Aaa        5,860   Delano, Minnesota, Independent School District Number 879, GO, Series A,
--1.7%                               5.875% due 2/01/2025 (i)                                                         6,278
           AAA    Aaa        5,910   Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission,
                                     Airport Revenue Bonds, AMT, Series B, 6.20% due 1/01/2017 (h)                    6,496
                                     Sauk Rapids, Minnesota, Independent School District Number 047, GO,
                                     Series A (e):
           NR*    Aaa        3,735     5.65% due 2/01/2020                                                            3,969
           NR*    Aaa        4,440     5.70% due 2/01/2021                                                            4,728



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
        Municipal Bonds                                                                                    Insured Portfolio
        S&P         Moody's     Face
STATE   Ratings+++  Ratings+++ Amount                              Issue                                           Value
Missi-     AAA    Aaa      $ 1,320   Harrison County, Mississippi, Wastewater Management District, Revenue
ssippi                               Refunding Bonds (Wastewater Treatment Facilities), Series A, 8.50% due
--1.0%                               2/01/2013 (h)                                                               $    1,780
           NR*    Aaa       10,000   Mississippi Hospital Equipment and Facilities Authority Revenue Bonds
                                     (Forrest County General Hospital Project), 6% due 1/01/2030 (i)                 10,609

Missouri--1.9%                       Kansas City, Missouri, Airport Revenue Refunding and Improvement Bonds,
                                     Series A (e):
           AAA    Aaa       12,990     5.50% due 9/01/2013                                                           13,943
           AAA    Aaa        9,000     5.50% due 9/01/2014                                                            9,621

Nevada     AAA    Aaa       10,000   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
--4.5%                               6.70% due 6/01/2022 (h)                                                         10,235
           AAA    Aaa       45,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific Power
                                     Company), AMT, 6.65% due 6/01/2017 (e)                                          46,733

New        AAA    Aaa        6,810   Cape May County, New Jersey, Industrial Pollution Control Financing
Jersey                               Authority, Revenue Refunding Bonds (Atlantic City Electric Company
--5.9%                               Project), Series A, 6.80% due 3/01/2021 (e)                                      8,415
           NR*    Aaa       12,500   New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                     Corporation), RIB, Series 371, 11.24% due 10/01/2022 (b)(d)                     15,101
           AAA    Aaa       11,830   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                     Revenue Bonds, AMT, Series M, 7% due 10/01/2026 (e)                             12,387
           AAA    Aaa       10,070   New Jersey State Transportation Trust Fund, Transportation System
                                     Authority, Revenue Refunding Bonds, Series B, 6% due 12/15/2018 (e)             11,356
                                     Salem County, New Jersey, Industrial Pollution Control Financing
                                     Authority, Revenue Refunding Bonds (Public Service Electric & Gas),
                                     RIB (d)(e):
           AAA    Aaa       10,000     Series 380, 11.04% due 6/01/2031                                              11,802
           AAA    Aaa       12,500     Series 381, 10.94% due 8/01/2030                                              14,875

New York                             Metropolitan Transportation Authority, New York, Revenue Refunding
--12.7%                              Bonds, Series A (b):
           AAA    Aaa        7,100     5.50% due 11/15/2018                                                           7,586
           AAA    Aaa       15,000     5.50% due 11/15/2019                                                          15,901
                                     Metropolitan Transportation Authority, New York, Service Contract
                                     Revenue Bonds, Series B (e):
           AAA    Aaa        7,025     5.50% due 7/01/2019                                                            7,438
           AAA    Aaa        8,645     5.50% due 7/01/2023                                                            8,996
           AAA    Aaa        6,600     5.50% due 7/01/2024                                                            6,852
           AAA    Aaa       10,000   Metropolitan Transportation Authority, New York, Service Contract
                                     Revenue Refunding Bonds, Series A, 5.50% due 7/01/2020 (e)                      10,559
           NR*    Aaa       12,075   New York City, New York, City Municipal Water Finance Authority, Water
                                     and Sewer System Revenue Bonds, RIB, Series 158, 10.097% due
                                     6/15/2026 (d)(e)                                                                14,580
                                     New York City, New York, GO:
           AAA    NR*       11,500     Series C, 5.625% due 3/15/2018                                                12,266
           AAA    Aaa       21,000     Series I, 6% due 4/15/2012 (i)                                                23,496
                                     New York City, New York, GO, Refunding, Series G:
           AAA    Aaa        7,655     5.75% due 2/01/2014 (e)                                                        8,341
           AAA    Aaa        5,155     5.75% due 2/01/2017 (i)                                                        5,510
           AAA    Aaa       10,000   New York State Dormitory Authority, Revenue Refunding Bonds (Mental
                                     Health Services), Series A, 5.75% due 8/15/2022 (e)                             10,510
           NR*    Aaa       20,000   New York State Local Government Assistance Corporation, Revenue
                                     Refunding Bonds, RIB, Series 468X, 9.12% due 4/01/2021 (d)(h)                   21,099
           AAA    Aaa          160   New York State Medical Care Facilities Finance Agency Revenue Bonds,
                                     Series E, 6.25% due 8/15/2019 (h)                                                  174
                                     Niagara Falls, New York, GO, Public Improvement (e):
           AAA    Aaa        2,975     6.90% due 3/01/2023                                                            3,248
           AAA    Aaa        3,190     6.90% due 3/01/2024                                                            3,483

North      AAA    Aaa        3,500   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina                             5.35% due 1/01/2022 (b)                                                          3,513
--0.8%                               Piedmont Triad Airport Authority, North Carolina, Airport Revenue
                                     Refunding Bonds, Series A (i):
           AAA    Aaa        2,595     5.25% due 7/01/2014                                                            2,759
           AAA    Aaa        1,320     5.25% due 7/01/2016                                                            1,381
           NR*    Aaa        1,780   Raleigh Durham, North Carolina, Airport Authority, Airport Revenue
                                     Bonds, Series A, 5.25% due 11/01/2015 (h)                                        1,887

North      AAA    NR*        4,920   North Dakota State HFA Revenue Bonds (Housing Finance Program),
Dakota                               Series C, 5.30% due 7/01/2022 (b)                                                4,894
--0.4%


Ohio       NR*    Aaa        1,500   Lorain County, Ohio, Justice Center, GO, 5.50% due 12/01/2022 (h)                1,566
--0.6%     AAA    Aaa        6,000   Ohio State Water Development Authority, Pollution Control Facilities
                                     Revenue Bonds (Water Control Loan Fund--Water Quality Series), 5.50%
                                     due 6/01/2014 (e)                                                                6,396

Oklahoma   AAA    Aaa        6,385   Oklahoma State IDR, Refunding (Health System), Series A, 6.25%
--2.6%                               due 8/15/2016 (e)                                                                7,073
                                     Oklahoma Transportation Authority, Oklahoma, Turnpike System Revenue
                                     Refunding Bonds (b):
           AAA    Aaa       18,835     Second Senior Series A, 5.25% due 1/01/2017                                   19,933
           AAA    Aaa        4,955     Second Senior Series B, 5.25% due 1/01/2017                                    5,244

Oregon     AAA    Aaa        8,700   Oregon State Department, Administrative Services, COP, Series A,
--1.2%                               6.25% due 5/01/2010 (a)(b)                                                      10,217
           AAA    Aaa        3,865   Port of Portland, Oregon, Airport Revenue Refunding Bonds (Portland
                                     International Airport), AMT, Series 7-B, 7.10% due 1/01/2012 (a)(e)              4,702

Pennsyl-   AAA    NR*        5,000   Pennsylvania HFA, S/F Revenue Bonds, AMT, Series 72A, 5.25% due
vania                                4/01/2021 (e)                                                                    5,016
--1.4%     AAA    Aaa        6,000   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th Series B,
                                     7% due 5/15/2020 (c)(e)                                                          7,427
           AAA    Aaa        4,420   Philadelphia, Pennsylvania, Redevelopment Authority Revenue Bonds
                                     (Neighborhood Transformation), Series A, 5.50% due 4/15/2020 (h)                 4,645

Puerto     AAA    Aaa        5,985   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
Rico--2.0%                           Receipts, Class R, Series 16 HH, 9.913% due 7/01/2013 (d)(i)                     7,826
           AAA    Aaa       16,705   Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                     Revenue Bonds, Series A, 5.375% due 8/01/2023 (e)                               17,306

Rhode      AAA    Aaa        6,815   Rhode Island State Economic Development Corporation, Airport
Island                               Revenue Bonds, Series B, 6% due 7/01/2028 (h)                                    7,320
--0.6%

South      AAA    Aaa        4,200   South Carolina State Public Service Authority, Revenue Refunding Bonds,
Carolina                             Series A, 6.25% due 1/01/2022 (b)                                                4,545
--0.8%     AAA    Aaa        5,000   South Carolina Transportation Infrastructure, Bank Revenue Bonds, Series A,
                                     5.25% due 10/01/2021 (b)                                                         5,097

Texas      AAA    Aaa       11,190   Austin, Texas, Utility System Revenue Bonds, Combined, 9.25% due
--6.9%                               11/15/2008 (e)                                                                  12,665
           AAA    Aaa        6,000   Brazos River Authority, Texas, PCR, Refunding (Texas Utilities Electric
                                     Company Project), AMT, 6.50% due 12/01/2002 (a)(b)                               6,239
           AAA    NR*       17,975   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS,
                                     AMT, Series 202, 10.38% due 11/01/2028 (d)(h)                                   19,760
                                     El Paso, Texas, Water and Sewer Revenue Refunding and Improvement Bonds,
                                     Series A (i):
           AAA    Aaa        4,375     6% due 3/01/2018                                                               4,867
           AAA    Aaa        4,645     6% due 3/01/2019                                                               5,133
           AAA    Aaa        2,750   Harris County, Texas, Toll Road Revenue Refunding Bonds, Series A, 6.50%
                                     due 8/15/2017 (b)                                                                2,822
           AAA    Aaa        3,500   Houston, Texas, Water Conveyance System Contract, COP, Series J, 6.25%
                                     due 12/15/2013 (b)                                                               4,095
           AAA    Aaa       11,800   Matagorda County, Texas, Navigation District Number 1, Revenue Refunding
                                     Bonds (Houston Light and Power Company), Series A, 6.70% due 3/01/2027 (b)      12,081
           AAA    Aaa        6,000   San Antonio, Texas, Electric and Gas Revenue Bonds, 5.375% due 2/01/2018 (e)     6,159
           AAA    Aaa        7,430   Southwest Higher Education Authority Incorporated, Revenue Refunding
                                     Bonds, Series B, 6.25% due 10/01/2022 (h)                                        7,659
                                     Texas State Department of Housing and Community Affairs, S/F Mortgage
                                     Revenue Bonds, AMT, Series A (e):
           AAA    Aaa        2,180     5.45% due 9/01/2023                                                            2,181
           AAA    Aaa        2,800     5.50% due 3/01/2026                                                            2,806


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
        Municipal Bonds                                                                                    Insured Portfolio
        S&P         Moody's     Face
STATE   Ratings+++  Ratings+++ Amount                              Issue                                           Value
Utah       A1+    VMIG1++  $ 4,000   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 1.85%
--1.6%                               due 11/01/2024 (b)(f)                                                       $    4,000
           AAA    NR*        9,535   Utah Transit Authority, Sales Tax and Transportation Revenue Bonds
                                     (Salt Lake County Light Rail Transit Project), 5.375% due 12/15/2022 (i)         9,696
                                     Utah Water Finance Agency Revenue Bonds (Pooled Loan Financing Program),
                                     Series A:
           NR*    Aaa        2,515     5.75% due 10/01/2015 (b)                                                       2,755
           NR*    Aaa        3,770     6% due 10/01/2020 (b)                                                          4,105

Virginia   AAA    Aaa       19,755   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding Bonds,
--3.8%                               AMT, Series A, 6.10% due 2/01/2011 (b)                                          22,472
                                     Virginia State, HDA, Commonwealth Mortgage Revenue Bonds (e):
           AAA    Aa1        2,285     AMT, Series A, Sub-Series A-4, 5.40% due 1/01/2011                             2,427
           AAA    Aaa        2,270     AMT, Series A, Sub-Series A-4, 5.50% due 1/01/2012                             2,415
           AAA    Aaa       19,965     Series J, Sub-Series J-1, 5.20% due 7/01/2019                                 20,359

Washing-   AAA    Aaa       33,535   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6.625%
ton--4.5%                            due 7/01/2004 (a)(h)                                                            37,225
           AAA    Aaa       18,000   Tacoma, Washington, Electric System Revenue Refunding Bonds, Series A,
                                     5.75% due 1/01/2019 (i)                                                         19,407

West       NR*    Aaa       11,465   Mason County, West Virginia, PCR, Refunding (Appalachian Power
Virginia                             Company), 6.85% due 6/01/2022 (e)                                               11,742
--2.0%     AAA    Aaa       12,250   Pleasants County, West Virginia, PCR, Refunding (Potomac-Pleasants),
                                     Series C, 6.15% due 5/01/2015 (b)                                               13,361

Wisconsin                            Milwaukee County, Wisconsin, Airport Revenue Bonds, AMT, Series A (h):
--4.7%     NR*    Aaa        2,625     6% due 12/01/2012                                                              2,920
           NR*    Aaa        3,675     6% due 12/01/2013                                                              4,069
           NR*    Aaa        3,675     6% due 12/01/2014                                                              4,044
           NR*    Aaa        3,675     6% due 12/01/2015                                                              4,023
           AAA    Aaa        9,000   Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds
                                     (Midwest Energy Resources), Series E, 6.90% due 8/01/2021 (h)                   11,123
           AAA    Aaa        4,650   Wisconsin Public Power Inc., Power Supply System Revenue Bonds,
                                     Series A, 5.75% due 7/01/2023 (e)                                                4,841
                                     Wisconsin State, GO:
           AAA    Aaa        5,750     AMT, Series B, 6.50% due 5/01/2020 (e)                                         6,243
           AAA    Aaa       12,440     AMT, Series B, 6.50% due 5/01/2025 (e)                                        13,440
           AAA    Aaa        8,570     Series F, 5.50% due 5/01/2019                                                  9,049


           Total Investments (Cost--$1,147,443)--97.4%                                                            1,223,416

           Other Assets Less Liabilities--2.6%                                                                       32,494
                                                                                                                 ----------
           Net Assets--100.0%                                                                                    $1,255,910
                                                                                                                 ==========

(a)Prerefunded.
(b)AMBAC Insured.
(c)Escrowed to maturity.
(d)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(e)MBIA Insured.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(g)BIG Insured.
(h)FGIC Insured.
(i)FSA Insured.
(j)FHA Insured.
*Not rated.
**Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating issued by Moody's Investors Service, Inc.
+++Ratings of shares shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       Municipal Bonds                                                                                    National Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Alabama    AAA    Aaa      $ 3,820   Alabama Incentives Financing Authority, Special Obligation Revenue
--0.4%                               Refunding Bonds, Series A, 6% due 10/01/2029 (c)                            $    4,128

Alaska     AAA    Aaa        3,000   Alaska State Housing Fianancial Corporation, General Mortgage
--3.2%                               Revenue Refunding, Series A, 6% due 6/01/2027 (f)                                3,143
                                     Anchorage, Alaska, School, GO, Series B (e):
           AAA    Aaa        1,760     5.875% due 12/01/2016                                                          1,937
           AAA    Aaa        2,100     5.875% due 12/01/2017                                                          2,301
           AA+    NR*       27,150   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                     Pipeline--British Petroleum Oil), 7.125% due 12/01/2025                         28,277

Arizona    A1+    P1           100   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
--0.7%                               (Arizona Public Service Company), VRDN, Series C, 1.70% due 5/01/2029 (a)          100
           AAA    Aaa        2,330   Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities,
                                     Excise Tax Revenue Bonds, 5.75% due 7/01/2016 (e)                                2,565
           NR*    Caa2       5,000   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America
                                     West Airlines Inc. Project), AMT, 6.30% due 4/01/2023                            2,219
           NR*    Aaa          500   Phoenix, Arizona, IDA Revenue Bonds (Camelback Crossing), 6.20% due
                                     9/20/2020 (d)                                                                      549
           AA     NR*        1,200   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds (Christian
                                     Care Tucson Inc. Project), Series A, 6.125% due 7/01/2024                        1,287
           AAA    Aaa        1,000   University of Arizona, COP (University of Arizona Parking and Student
                                     Housing), 5.75% due 6/01/2019 (c)                                                1,068

Arkansas   AAA    NR*          235   Arkansas State Development Finance Authority, S/F Mortgage Revenue Bonds
--0.2%                               (Mortgage-Backed Securities Program), Series H, 6.15% due 7/01/2016 (d)(l)         249
           NR*    A2           250   Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                                     7.25% due 6/01/2009                                                                285
           BBB    Baa2         625   Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                                     Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                           671
           AAA    Aaa          250   Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding
                                     Bonds, 6% due 4/01/2004 (f)(j)                                                     270
           AAA    Aaa          200   Jonesboro, Arkansas, Residential Housing and Health Care Facilities Board,
                                     Hospital Revenue Refunding Bonds (Saint Bernards Regional Medical Center),
                                     Series B, 5.90% due 7/01/2016 (c)                                                  213
           AAA    Aaa          300   North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                                     6.50% due 7/01/2015 (f)                                                            362
           AAA    Aaa          250   University of Central Arkansas, Housing System Revenue Bonds, 6.50% due
                                     1/01/2031 (h)                                                                      281

California AAA    Aaa       10,000   Alameda County, California, COP (Financing Project), 6% due 9/01/2006
--6.0%                               (f)(j)                                                                          11,571
                                     Contra Costa County, California, Special Tax Bonds (Community Facilities
                                     District Number 2001-01):
           NR*    NR*        1,585     6% due 9/01/2026                                                               1,598
           NR*    NR*        1,200     6.10% due 9/01/2031                                                            1,217
           AAA    Aaa        9,915   Industry, California, Urban Development Agency, Tax Allocation Refunding
                                     Bonds (Civic Recreation Industrial), Series 1, 5.50% due 5/01/2021 (f)          10,327
           NR*    NR*        4,000   Long Beach, California, Special Tax Bonds (Community Facilities District
                                     Number 3--Pine Ave.), 6.375% due 9/01/2023                                       4,151
                                     Los Angeles, California, Department of Water and Power, Electric Plant
                                     Revenue Refunding Bonds:
           A+     Aaa        9,000     6% due 2/15/2005 (j)                                                           9,966
           NR*    Aa3        5,160     RIB, Series 370, 10.54% due 2/15/2024 (g)                                      6,130
           NR*    NR*        2,695   Riverside, California, Improvement Bond Act of 1915, Special Assessment
                                     (Riverwalk Assessment District), 6.375% due 9/02/2026                            2,753

SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
       Municipal Bonds                                                                                    National Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
California                           Roseville, California, Special Tax (Stoneridge Community Facilties
(concluded)                            Number 1):
           NR*    NR*      $ 1,250     6.20% due 9/01/2021                                                       $    1,272
           NR*    NR*        1,125     6% due 9/01/2025                                                               1,136
           NR*    NR*        2,500     6.30% due 9/01/2031                                                            2,537
                                     San Francisco California, City and County Redevelopment Agency
                                     Revenue Bonds (Community Facilities
                                     District Number 6--Mission):
           NR*    NR*        5,000     6% due 8/01/2021                                                               5,070
           NR*    NR*        5,000     GO, Series A, 6% due 8/01/2025                                                 5,041
           NR*    Aaa        1,075   San Francisco, California, Uptown Parking Corporation, Parking Revenue
                                     Bonds (Union Square), 6% due 7/01/2020 (f)                                       1,181
           NR*    NR*        3,000   Santa Margarita, California, Water District, Special Tax Refunding
                                     Bonds (Community Facilities District No. 99), Series 1, 6.25% due
                                     9/01/2029                                                                        3,063

Colorado   AA     NR*          500   Boulder County, Colorado, Hospital Development Revenue Bonds
--5.4%                               (Longmont United Hospital Project), 6% due 12/01/2030                              521
           AAA    NR*          555   Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton
                                     Apartments Project), AMT, 6.625% due 7/01/2034 (b)                                 574
           AAA    Aaa          500   Clear Creek, Colorado, School District Number RE1, GO, 6.25% due
                                     12/01/2010 (h)(j)                                                                  587
           AAA    Aaa       20,000   Colorado Department of Transit, TRAN, 6% due 6/15/2014 (c)                      22,559
                                     Colorado HFA Revenue Refunding Bonds (S/F Program), AMT:
           AA     Aa2          400     Senior Series B-2, 7.25% due 10/01/2031                                          449
           NR*    Aa2          465     Senior Series B-3, 6.80% due 11/01/2028                                          497
           AA     Aa2          390     Senior Series C-2, 7.25% due 10/01/2031                                          437
           AAA    Aaa          550   Colorado Water Resource and Power Development Authority, Small Water
                                     Resource Revenue Bonds, Series A, 5.80% due 11/01/2020 (e)                         593
                                     Denver, Colorado, City and County Airport Revenue Bonds, AMT:
           A      A2         2,575     Series A, 7.50% due 11/15/2023                                                 2,840
           A      A2         9,710     Series B, 7.25% due 11/15/2023                                                10,049
           AA-    Aa3          250   El Paso County, Colorado, School District Number 11, GO (Colorado Springs),
                                     6.50% due 12/01/2010                                                               297
                                     Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                     Improvement Fee):
           NR*    NR*        7,560     Series A, 7.35% due 9/01/2031                                                  7,330
           NR*    NR*        1,400     Series B, 7% due 9/01/2031                                                     1,373
           AA     NR*        2,000   Interlocken, Colorado, Metropolitan District, GO, Refunding and
                                     Improvement, Series B, 5.75% due 12/15/2019                                      2,102
           AAA    Aaa          240   La Plata County, Colorado, School District Number 9-R, GO (Durango),
                                     6.60% due 11/01/2017 (e)                                                           246
           AAA    Aaa        3,685   Larimer County, Colorado, Poudre School District Number R-1, GO, 6% due
                                     12/15/2016 (e)                                                                   4,134
           BB+    Ba1        4,670   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                     First Tier, Sub-Series D, 7.125% due 6/15/2041                                   4,793
           NR*    A1           750   Pitkin County, Colorado, GO, Refunding and Improvement Bonds, 6.875% due
                                     12/01/2024                                                                         838

Connec-    AAA    Aaa        2,000   Bridgeport, Connecticut, GO, Refunding, Series A, 5.875%
ticut                                due 7/15/2019 (e)                                                                2,174
--3.7%     AAA    Aaa        1,000   Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                                     6.60% due 6/15/2014 (f)                                                          1,096
           AA     A1         2,000   Connecticut State Development Authority Revenue Bonds (General Fund),
                                     Series A, 6.375% due 10/15/2024                                                  2,197
           AAA    Aaa        1,500   Connecticut State Development Authority, Solid Waste Disposal Facilities
                                     Revenue Bonds (Pfizer Inc. Project), AMT, 7% due 7/01/2025                       1,672
           AAA    NR*        1,250   Connecticut State Development Authority, Water Facility Revenue Bonds
                                     (Bridgeport Hydraulic Company), AMT, 6.15% due 4/01/2035 (c)                     1,327
           AA     Aa2        1,000   Connecticut State, GO, Series B, 5.50% due 11/01/2018                            1,065
                                     Connecticut State HFA Revenue Bonds (Housing Mortgage Finance Program):
           AAA    Aaa          705     AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                              736
           AAA    Aaa        4,110     Series B, 6.75% due 11/15/2023 (f)                                             4,229
                                     Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance
                                     Program):
           AAA    Aaa        1,000     AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                             1,045
           AAA    Aaa        1,830     Series A-1, 6% due 11/15/2028                                                  1,927
           AAA    Aaa        1,200     Series C-1, 6.30% due 11/15/2017                                               1,273
                                     Connecticut State Health and Educational Facilities Authority Revenue
                                     Bonds:
           AAA    Aaa        1,000     (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (f)                      1,024
           AAA    Aaa          980     (Child Care Facilities Program), Series C, 5.50% due 7/01/2019 (c)             1,033
           AAA    Aaa        1,400     (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (f)             1,512
           AA     NR*        1,500     (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020                      1,582
           AA     NR*        1,000     (Westover School), Series A, 5.70% due 7/01/2030                               1,036
           AAA    Aaa        1,000     (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (f)            1,024
           A1+    VMIG1++      200     (Yale University), VRDN, Series U, 1% due 7/01/2033 (a)                          200
           A1+    VMIG1++    2,300     (Yale University), VRDN, Series V-1, 1.75% due 7/01/2036 (a)                   2,300
           A1+    VMIG1++      500     (Yale University), VRDN, Series V-2, 1.75% due 7/01/2036 (a)                     500
                                     Connecticut State Health and Educational Facilities Authority, Revenue
                                     Refunding Bonds:
           AA     NR*        2,000     (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030            2,223
           AA     NR*          640     (Sacred Heart University), 6.625% due 7/01/2026                                  690
           AAA    Aaa        1,000     (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (f)            1,032
                                     Connecticut State Higher Education, Supplemental Loan Authority Revenue
                                     Bonds (Family Education Loan Program), AMT, Series A:
           NR*    Aa3          485     6.40% due 11/15/2014                                                             507
           NR*    Aaa        1,330     5.50% due 11/15/2020                                                           1,368
           NR*    NR*        1,000   Connecticut State Regional Learning Educational Service Center Revenue
                                     Bonds (Office/Education Center Facility), 7.75% due 2/01/2015                    1,045
           NR*    NR*        1,370   Eastern Connecticut, State Regional Educational Service Center Revenue
                                     Bonds, 6.50% due 5/15/2009                                                       1,393
           BBB-   NR*        1,050   Mohegan Tribe Indians, Connecticut, Gaming Authority, Revenue Refunding
                                     Bonds (Priority Distribution), 6.25% due 1/01/2021                               1,080
           AAA    Aaa        2,000   University of Connecticut, GO, Series A, 5.625% due 3/01/2020 (e)                2,133
           AA     Baa2         860   Waterbury, Connecticut, GO, 6% due 2/01/2017                                       919

Florida    NR*    NR*        2,200   Bonnet Creek Resort, Florida, Community Development District, Special
--5.7%                               Assessement Revenue Bonds, 7.50% due 5/01/2034                                   2,197
           NR*    NR*        1,480   Brooks of Bonita Springs II, Florida, Community Development District,
                                     Capital Improvement Revenue Bonds, Series B, 6.60% due 5/01/2007                 1,501
           NR*    Aaa        2,725   Duval County, Florida, School Board, COP, 5.75% due 7/01/2017 (h)                2,928
           AAA    Aaa        6,330   Florida HFA Revenue Bonds (Antigua Club Apartments), AMT, Series A-1, 7%
                                     due 2/01/2035 (c)                                                                6,675
           NR*    NR*        2,950   Heritage Isles Community Development District, Florida, Special
                                     Assessment Revenue Refunding Bonds, 5.90% due 11/01/2006                         2,937
           A+     Aa3        9,500   Jacksonville, Florida, Electric Authority, Water and Sewer Revenue Bonds,
                                     Series A, 6% due 10/01/2024                                                     10,355
           AA     Aa2        5,000   Jea, Florida, Electric System Revenue Bonds, Series 3-A, 5.50% due
                                     10/01/2041                                                                       5,033
           NR*    NR*        1,765   Lakewood Ranch Community, Florida, Development District Number 5,
                                     Special Assessment Revenue Refunding Bonds, Series B, 6% due 5/01/2011           1,750
           AAA    NR*        7,000   Lee County, Florida, Airport Revenue Bonds, RIB, AMT, Series 580X,
                                     10.39% due 10/01/2029 (g)(h)                                                     7,888
           AAA    Aaa        4,500   Lee County, Florida, Transportation Facilities Revenue Bonds, 5.75%
                                     due 10/01/2022 (f)                                                               4,703
                                     Mediterra, Florida, South Community Development District, Capital
                                     Improvement Revenue Bonds:
           NR*    NR*        1,100     6.85% due 5/01/2031                                                            1,109
           NR*    NR*          155     Series B, 6.25% due 5/01/2004                                                    156
           AAA    NR*        1,195   Orange County, Florida, HFA, Mortgage Revenue Bonds, AMT, Series A,
                                     8.375% due 3/01/2021 (b)(d)                                                      1,197
           AAA    Aaa        5,000   Orange County, Florida, Tourist Development, Tax Revenue Bonds, 5.50%
                                     due 10/01/2020 (c)                                                               5,218
           NR*    NR*        1,000   Panther Trace, Florida, Community Development District, Special
                                     Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                            998
           NR*    NR*        1,000   Park Place Community Development District, Florida, Special Assessment
                                     Revenue Bonds, 6.75% due 5/01/2032                                                 963
           NR*    NR*        1,875   Preserve at Wilderness Lake, Florida, Community Development District,
                                     Capital Improvement Revenue Bonds, Series B-1, 5.90% due 11/01/2006              1,866
           AAA    Aaa        2,000   Saint Lucie, Florida, West Services District, Utility Revenue Refunding
                                     Bonds, Senior Lien, 6% due 10/01/2022 (f)                                        2,203
           NR*    NR*        4,020   Stoneybrook West, Florida, Community Development District, Special
                                     Assessment Revenue Bonds, Series B, 6.45% due 5/01/2010                          4,056


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
       Municipal Bonds                                                                                    National Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Georgia    NR*    NR*      $ 5,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
--1.3%                               Project), 7.90% due 12/01/2024                                              $    5,003
           AAA    Aaa        5,210   College Park, Georgia, Business and IDA, Revenue Bonds (Civic
                                     Center Project), 5.75% due 9/01/2026 (c)                                         5,574
           AAA    Aaa        3,450   Fulton County, Georgia, Development Authority Revenue Bonds
                                     (Morehouse College Project), 5.875% due 12/01/2030 (c)                           3,695

Illinois   AAA    NR*       10,620   Chicago, Illinois, Board of Education, GO, DRIVERS, Series 199,
--6.5%                               9.92% due 12/01/2020 (c)(g)                                                     11,840
           AAA    Aaa        1,400   Chicago, Illinois, GO (Neighborhoods Alive 21 Program), 5.875% due
                                     1/01/2019 (e)                                                                    1,518
           AAA    Aaa        2,000   Chicago, Illinois, GO, Series A, 6.125% due 7/01/2010 (e)(j)                     2,332
           BB-    B1         3,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                     Revenue Refunding Bonds (American Airlines Inc. Project), 8.20% due
                                     12/01/2024                                                                       2,946
           AAA    Aaa        2,265   Chicago, Illinois, Park District, GO, Refunding, Series B, 5.75%
                                     due 1/01/2015 (e)                                                                2,478
           AAA    Aaa        1,500   Chicago, Illinois, Park District, GO, Series A, 5.75% due 1/01/2016 (e)          1,631
           AAA    Aaa        3,210   Cicero, Illinois, GO, Refunding (Corporate Purpose), 6% due
                                     12/01/2028 (f)                                                                   3,466
           NR*    Aaa        7,000   Decatur, Illinois, GO, Refunding, 6% due 3/01/2025 (e)                           7,377
           A+     A1        10,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                     (Metro Biosolids Management LLC Project), AMT, 6% due 11/01/2023                10,093
                                     Illinois State, GO, 1st Series (f):
           AAA    Aaa        8,890     5.75% due 12/01/2015                                                           9,753
           AAA    Aaa        3,745     5.75% due 12/01/2016                                                           4,084
           AAA    Aaa        4,000     5.75% due 12/01/2017                                                           4,338
           AAA    Aa2        3,000   Illinois State, Sales Tax Revenue Bonds, 6% due 6/15/2020                        3,259
           AAA    Aa1        2,000   Lake County, Illinois, Forest Preservation District, GO (Land
                                     Acquisition and Development), 5.75% due 12/15/2016                               2,182
           NR*    A1         4,400   Southwestern Illinois Development Authority, Sewer Facilities Revenue
                                     Bonds (Monsanto Company Project), AMT, 7.30% due 7/15/2015                       4,797

Indiana    NR*    NR*        2,595   Indiana State Educational Facilities Authority, Revenue Refunding
--1.1%                               Bonds (Saint Joseph's College Project), 7% due 10/01/2029                        2,702
           AA     NR*        9,100   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                     Refunding Bonds, Series D, 6.75% due 2/01/2020                                   9,530

Iowa--1.1% AAA    Aaa        1,000   Iowa City, Iowa, Sewer Revenue Bonds, 5.75% due 7/01/2021 (f)                    1,072
           NR*    NR*        9,000   Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                     Bonds (Care Initiatives Project), 9.25% due 7/01/2025                           10,672

Kansas--2.4%                         Wichita, Kansas, Hospital Revenue Refunding Bonds, RIB (f)(g):
           AAA    Aaa       12,000     Series III-A, 11.277% due 10/01/2017                                          12,715
           AAA    Aaa       10,000     Series III-B, 11.175% due 10/10/2002 (j)                                      10,591
           BBB+   A3         3,350   Wyandotte County, Kansas, Kansas City Unified Government Revenue
                                     Refunding Bonds (General Motors Corporation Project), 6% due 6/01/2025           3,413

Kentucky                             Kenton County, Kentucky, Airport Board Special Facilities, Airport
--1.6%                               Revenue Bonds (Delta Airlines Project),
                                     AMT, Series A:
           BB     Ba3        1,500     7.50% due 2/01/2012                                                            1,484
           BB     Ba3        4,950     7.50% due 2/01/2020                                                            4,888
           BB     Ba3        3,635     7.125% due 2/01/2021                                                           3,514
           BBB    Baa2       8,000   Perry County, Kentucky, Solid Waste Disposal Revenue Bonds (TJ
                                     International Project), AMT, 7% due 6/01/2024                                    8,392

Louisiana  NR*    A3        34,000   Lake Charles, Louisiana, Harbor and Terminal District, Port
--4.4%                               Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                     7.75% due 8/15/2022                                                             35,255
           BB-    NR*       13,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                     Company Project), 7.50% due 7/01/2013                                           13,316

Maine      BBB    Baa3       3,445   Maine Finance Authority, Solid Waste Recycling Facilities Revenue
--0.9%                               Bonds (Great Northern Paper Project--Bowater), AMT, 7.75% due 10/01/2022         3,524
           AA+    NR*        6,600   Maine State Housing Authority, Mortgage Purpose Revenue Bonds,
                                     DRIVERS, AMT, Series 170, 10.38% due 11/15/2028 (g)                              7,026

Maryland   NR*    NR*          500   Anne Arundel County, Maryland, Special Obligation Revenue
--1.6%                               Bonds (Arundel Mills Project), 7.10% due 7/01/2029                                 537
           NR*    VMIG1++      200   Baltimore County, Maryland, EDR, Refunding (Garrison Forest School
                                     Project), VRDN, 1.80% due 6/01/2026 (a)                                            200
           AA     Aa2          600   Carroll County, Maryland, GO (County Commissioners--Consolidated Public
                                     Improvement), 6.50% due 10/01/2024                                                 659
           NR*    Aa2        1,000   Maryland State Community Development Administration, Department of
                                     Housing and Community Development, Housing Revenue Bonds, AMT, Series B,
                                     6.15% due 1/01/2021                                                              1,054
           NR*    Aa2        1,225   Maryland State Community Development Administration, Department of
                                     Housing and Community Development, Residential Revenue Refunding Bonds,
                                     Series A, 5.60% due 3/01/2017 (b)                                                1,285
           NR*    Aaa        1,000   Maryland State Community Development Administration, Department of
                                     Housing and Community Development Revenue Bonds (Waters Landing II
                                     Apartments), AMT, Series A, 5.875% due 8/01/2033                                 1,038
                                     Maryland State Community Development Administration, Department of
                                     Housing and Community Development Revenue Refunding Bonds, S/F Program:
           NR*    Aa2          500     4th Series, 6.45% due 4/01/2014                                                  513
           NR*    Aa2          250     6th Series, 7.05% due 4/01/2017                                                  258
           NR*    NR*          445   Maryland State Economic Development Corporation Revenue Bonds (Health
                                     and Mental Hygiene Program), Series A, 7.125% due 3/01/2006                        453
           A-     NR*        1,000   Maryland State Energy Financing Administration, Solid Waste Disposal
                                     Revenue Bonds, Limited Obligation (Wheelabrator Water Projects), AMT,
                                     6.45% due 12/01/2016                                                             1,060
           AAA    Aaa          625   Maryland State Health and Higher Educational Facilities Authority
                                     Revenue Bonds (University of Maryland Medical System), Series B, 7%
                                     due 7/01/2022 (e)                                                                  785
                                     Maryland State Health and Higher Educational Facilities Authority,
                                     Revenue Refunding Bonds:
           AAA    Aaa        1,470     (Maryland General Hospital), 6.125% due 7/01/2019 (f)                          1,587
           NR*    NR*          900     (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (j)                       975
                                     Maryland Water Quality Financing Administration, Revolving Loan Fund
                                     Revenue Bonds, Series A:
           AA     Aa2          300     6.375% due 9/01/2010                                                             326
           AA     Aa2          500     6.55% due 9/01/2014                                                              509
           NR*    Aa2          410   Montgomery County, Maryland, Housing Opportunities Commission, S/F
                                     Mortgage Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013                    440
           NR*    Baa3       1,000   Montgomery County, Maryland, Revenue Authority, Golf Course System
                                     Revenue Bonds, Series A, 6.125% due 10/01/2022                                   1,007
           NR*    A2         1,500   Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                                     (Montgomery County Resource Recovery Project), AMT, Series A, 6.30% due
                                     7/01/2016                                                                        1,550
           AAA    NR*          500   Prince George's County, Maryland, Housing Authority, Mortgage Revenue
                                     Refunding Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (d)    516
           AAA    NR*          570   Prince George's County, Maryland, Housing Authority, S/F Mortgage
                                     Revenue Bonds, AMT, Series A, 6.60% due 12/01/2025 (d)(l)                          585
           A-     A1         1,500   Prince George's County, Maryland, PCR, Refunding (Potomac Electric
                                     Project), 5.75% due 3/15/2010                                                    1,681
           AA+    Aa3        1,000   University of Maryland, System Auxiliary Facility and Tuition Revenue
                                     Bonds, Series A, 5.75% due 10/01/2019                                            1,078

Massachu-  AA-    Aa2        5,000   Massachusetts State, GO, Consolidated Loan, Series A, 6% due 2/01/2010 (j)       5,757
setts      NR*    Ca         9,907   Massachusetts State Health and Educational Facilities Authority, Revenue
--1.2%                               Refunding Bonds (New England Memorial Hospital), Series B, 6.25% due
                                     7/01/2023 (k)                                                                      921
           AAA    Aaa        5,430   Route 3 North Transit Improvement Association, Massachusetts, Lease
                                     Revenue Bonds, 5.75% due 6/15/2010 (f)(j)                                        6,152

Michigan   BBB    Baa2       3,365   Delta County, Michigan, Economic Development Corporation, Environmental
--1.3%                               Improvement Revenue Refunding Bonds (Mead Westvaco--Escanaba), Series A,
                                     6.25% due 4/15/2027                                                              3,408
           AAA    Aaa        2,675   Michigan Municipal Bond Authority Revenue Bonds (Drinking Water Revolving
                                     Fund), 5.875% due 10/01/2016                                                     2,982
           A-     A3         7,800   Michigan State Strategic Fund, Limited Obligation, Revenue Refunding
                                     Bonds (Detroit Edison Pollution Control), Series C, 5.45% due 9/01/2029          7,584


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
       Municipal Bonds                                                                                    National Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Minnesota  A      A1       $ 1,575   Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural
--2.2%                               Rural Utilities), AMT, Series A, 6.95% due 12/01/2008                       $    1,622
           A1+    NR*          500   Beltrami County, Minnesota, Environmental Control Revenue Bonds
                                     (Northwood Panelboard Co. Project), VRDN, AMT, 1.80% due 7/01/2025 (a)             500
           AAA    NR*        3,530   Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns
                                     Meadow), AMT, 6.85% due 8/01/2033 (b)                                            3,610
           NR*    Aaa        1,000   Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills
                                     Project), Series A, 6.15% due 8/20/2031 (d)                                      1,097
           AAA    NR*        1,500   Minneapolis and St. Paul, Minnesota, Metropolitan Airports Commission,
                                     Airport Revenue Bonds, DRIVERS, AMT, Series 203, 9.90% due 1/01/2012 (e)(g)      1,767
           A-     NR*          485   Minneapolis, Minnesota, Community Development Agency, M/F Housing
                                     Revenue Bonds (Riverside Homes Project), AMT, 6.20% due 9/01/2029                  497
           A-     NR*          750   Minneapolis, Minnesota, Community Development Agency, Supported
                                     Development Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20%
                                     due 6/01/2017                                                                      782
                                     Minnesota State HFA, S/F Mortgage Revenue Bonds:
           AA+    Aa1          735     AMT, Series L, 6.70% due 7/01/2020                                               763
           AA+    Aa1          810     Series D-1, 6.50% due 1/01/2017                                                  832
           NR*    A2           750   Northfield, Minnesota, College Facility Revenue Refunding Bonds (Saint
                                     Olaf College Project), 6.40% due 10/01/2021                                        773
           NR*    Aa3        1,110   Ramsey County, Minnesota, Housing and Redevelopment Authority, M/F
                                     Housing Revenue Bonds (Hanover Townhouses Project), AMT, 6% due 7/01/2031        1,123
           AA     NR*        5,450   Rochester, Minnesota, Health Care Facilities Revenue Bonds, IRS,
                                     Series H, 10.338% due 11/15/2015 (g)                                             5,808
           NR*    Aaa        1,000   Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint
                                     Cloud Hospital Obligation Group), Series A, 6.25% due 5/01/2020 (h)              1,102
           AAA    Aaa        1,000   Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                                     6.35% due 2/01/2013 (h)                                                          1,113
           BBB    Baa2         990   Sartell, Minnesota, IDR, Refunding (Champion International Corporation),
                                     6.95% due 7/01/2012                                                              1,012
           AA     NR*        1,500   Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview
                                     Medical Center Project), Series A, 6.125% due 1/01/2029                          1,586

Missi-     NR*    Aaa        2,525   Mississippi Home Corporation, S/F Mortgage Revenue Bonds (Access
ssippi                               Program), AMT, Series A, 6.90% due 6/01/2024 (d)                                 2,690
--0.2%

Missouri                             Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
--0.6%                               Bonds (Gravois Bluffs):
           NR*    NR*        2,605     6.75% due 10/01/2015                                                           2,658
           NR*    NR*        4,000     7% due 10/01/2021                                                              4,082

Nevada     AAA    Aaa        8,125   Clark County, Nevada, Airport Revenue Bonds, Sub-Lien, Series A,
--2.3%                               6.0% due 7/01/2010 (f)(j)                                                        9,403
                                     Las Vegas, Nevada, Local Improvement Bonds, Special Assessment, Special
                                     Improvement District Number 808, Summerlin:
           NR*    NR*        1,775     5.875% due 6/01/2009                                                           1,812
           NR*    NR*        2,050     6.125% due 6/01/2012                                                           2,093
           NR*    NR*        2,285     6.25% due 6/01/2013                                                            2,338
                                     Sparks, Nevada, Redevelopment Agency, Tax Allocation Revenue Refunding
                                     Bonds, Series A, Asset Guaranty:
           AA     NR*        3,110     6% due 1/15/2015                                                               3,367
           AA     NR*        6,315     6% due 1/15/2023                                                               6,644

New        CCC    B2           925   Camden County, New Jersey, Pollution Control Financing Authority,
Jersey                               Solid Waste Resource Recovery Revenue Refunding Bonds, AMT, Series B,
--6.1%                               7.50% due 12/01/2009                                                               925
           NR*    NR*        3,300   New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village
                                     Inc. Facility), Series A, 7.25%
                                     due 11/15/2031                                                                   3,253
                                     New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                     Inc. Project):
           B+     B3         2,235     6.40% due 9/15/2023                                                            1,892
           B+     B3         5,000     AMT, 6.25% due 9/15/2019                                                       4,251
           NR*    Aaa        5,000   New Jersey State Transit Corporation, COP, RIB, Series 245, 10.79% due
                                     9/15/2014 (c)(g)                                                                 6,577
                                     New Jersey State Transportation Trust Fund Authority, Transportation
                                     System Revenue Bonds, Series A (j):
           AA-    Aa3        3,000     6% due 6/15/2010                                                               3,448
           AA-    Aa3       25,600     6.125% due 6/15/2010                                                          29,638
                                     New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                                     Bonds (f)(g):
           NR*    Aaa       10,000     DRIVERS, Series 155, 10.025% due 1/01/2018                                    11,764
           NR*    Aaa        5,000     RIB, Series 315, 10.04% due 1/01/2018                                          5,882

New        AAA    Aaa          300   Las Cruces, New Mexico, Health Facilities Revenue Refunding Bonds
Mexico                               (Evangelical Lutheran Project), 6.45% due 12/01/2017 (h)                           311
--0.1%     AAA    NR*          250   New Mexico Mortgage Finance Authority, Revenue Refunding Bonds,
                                     Mortgage-Backed Securities, Series F, 7% due 1/01/2026 (d)(e)(l)                   282
           AAA    Aaa          250   Santa Fe County, New Mexico, Correctional System Revenue Bonds, 6%
                                     due 2/01/2027 (h)                                                                  284
           AA     Aa3          200   University of New Mexico, University Revenue Refunding Bonds, Series B,
                                     5.75% due 6/01/2022                                                                203

New York   AAA    Aaa        9,500   Metropolitan Transportation Authority, New York, Commuter Facilities,
--15.6%                              Service Contract Revenue Refunding Bonds, Series 8, 5.50% due
                                     7/01/2021 (h)                                                                   10,732
           AAA    Aaa        6,000   Metropolitan Transportation Authority, New York, Service Contract
                                     Revenue Refunding Bonds, Series A, 5.50% due 7/01/2020 (f)                       6,336
           AAA    Aaa       10,000   Metropolitan Transportation Authority, New York, Transit Facilities
                                     Revenue Bonds, Series A, 5.625% due 7/01/2007 (f)(j)                            11,397
           BBB-   Ba2        4,800   New York City, New York, City IDA, Special Facility Revenue Bonds
                                     (British Airways PLC Project), AMT, 7.625% due 12/01/2032                        4,659
           NR*    Aaa       10,000   New York City, New York, City Municipal Water Finance Authority, Water
                                     and Sewer System Revenue Bonds, RIB, Series 158, 10.097% due
                                     6/15/2026 (f)(g)                                                                12,075
           AAA    Aaa        3,000   New York City, New York, City Transit Authority, Triborough
                                     Metropolitan Transportation Authority, COP, 5.75% due 1/01/2020 (c)              3,234
                                     New York City, New York, City Transitional Finance Authority Revenue
                                     Bonds, Future Tax Secured (j):
           AA+    Aa2       10,915     Series A, 6% due 8/15/2009                                                    12,746
           AA+    Aa2       17,000     Series B, 6% due 5/15/2010                                                    19,829
                                     New York City, New York, City Transitional Finance Authority, Revenue
                                     Refunding Bonds, Future Tax Secured, Series C:
           AA+    Aa2       13,630     5.875% due 11/01/2015                                                         15,143
           AA+    Aa2        8,000     5.875% due 11/01/2017                                                          8,809
                                     New York City, New York, GO, Refunding:
           AAA    Aaa        6,600     Series A, 6% due 5/15/2021                                                     7,223
           AAA    Aaa       10,000     Series A, 6.25% due 5/15/2026 (n)                                             11,073
           AAA    Aaa        4,000     Series B, 8.25% due 6/01/2006 (n)                                              4,739
           AAA    Aaa        4,000     Series C, 5.875% due 2/01/2016 (e)                                             4,261
           AAA    Aaa       15,000     Series G, 5.75% due 2/01/2014 (f)                                             16,344
           AAA    Aaa        1,000     Series H, 6% due 8/01/2017 (n)                                                 1,076
           AAA    Aaa       10,000   New York City, New York, GO, Series B, 5.875% due 8/01/2015 (f)                 11,072
           AA-    A3         5,000   New York State Dormitory Authority, Revenue Refunding Bonds (State
                                     University Educational Facilities), Series A, 7.50% due 5/15/2013                6,383
           AAA    Aaa        3,400   New York State Environmental Facilities Corporation, State Clean Water
                                     and Drinking, Revolving Funds Revenue Bonds (Pooled Loan Program),
                                     Series B, 5.875% due 1/15/2019                                                   3,700
           AAA    Aaa        2,700   New York State Thruway Authority, Highway and Bridge Trust Fund
                                     Revenue Bonds, Series A, 5.875% due 4/01/2019 (h)                                2,941

North      BBB    Baa3       4,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
Carolina                             Bonds, Series D, 6.75% due 1/01/2026                                             4,228
--0.8%     NR*    NR*        2,500   North Carolina Medical Care Commission, Health Care Facilities,
                                     First Mortgage Revenue Bonds (Presbyterian Homes Project), 6.875%
                                     due 10/01/2021                                                                   2,607
           A1     VMIG1++      100   North Carolina Medical Care Commission, Hospital Revenue Bonds
                                     (Pooled Equipment Financing Project), ACES, 1.35% due 12/01/2025 (a)(f)            100
           NR*    NR*        1,625   North Carolina Medical Care Commission, Retirement Facilities, First
                                     Mortgage Revenue Bonds (Forest at Duke Project), 6.375% due 9/01/2032            1,626


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
       Municipal Bonds                                                                                    National Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Ohio       NR*    Aaa      $ 9,725   Ohio HFA, Residential Mortgage Revenue Bonds, Series A-1, 6.35% due
--1.9%                               9/01/2031 (d)                                                               $   10,219
           AAA    Aaa        8,000   Ohio State Air Quality Development Authority, Revenue Refunding Bonds
                                     (Dayton Power & Light Company), Series B, 6.40% due 8/15/2027 (f)                8,201
           AAA    Aaa        3,005   Toledo-Lucas County, Ohio, Lodging Tax Revenue Refunding Bonds
                                     (Convention Center Project), 5.70% due 10/01/2015 (f)                            3,212

Oregon                               Forest Grove, Oregon, Campus Improvement Revenue Refunding Bonds
--0.8%                               (Pacific University):
           AA     NR*          250     6% due 5/01/2015                                                                 274
           AA     NR*          250     6.20% due 5/01/2020                                                              271
           AAA    Aaa        2,485   Jackson County, Oregon, Central Point School District Number 006, GO,
                                     5.75% due 6/15/2017 (e)                                                          2,701
                                     Oregon State Housing and Community Services Department, Mortgage Revenue
                                     Refunding Bonds (S/F Mortgage Program), Series A:
           NR*    Aa2          135     AMT, 6.20% due 7/01/2027                                                         141
           NR*    Aa2          265     6.40% due 7/01/2018                                                              278
           NR*    Aaa          500   Portland, Oregon, M/F Housing Authority Revenue Bonds (Lovejoy Station
                                     Apartments Project), AMT, 5.90% due 7/01/2023 (f)                                  516
           NR*    Aaa          500   Portland, Oregon, Sewer System Revenue Bonds, RIB, Series 386, 9.89% due
                                     8/01/2020 (e)(g)                                                                   615
           NR*    Aaa        3,190   Portland, Oregon, Urban Renewal and Redevelopment Revenue Bonds (South
                                     Park Blocks), Series A, 5.75% due 6/15/2018 (c)                                  3,479
           NR*    Aaa        1,000   Portland, Oregon, Urban Renewal and Redevelopment Revenue Refunding Bonds
                                     (Downtown Waterfront), Series A, 5.75% due 6/15/2018 (c)                         1,089

Pennsyl-   AAA    Aaa        7,000   Allegheny County, Pennsyvania, Port Authority, Special Transportation
vania                                Revenue Bonds, 6.125% due 3/01/2009 (f)(j)                                       8,086
--1.1%     AAA    Aaa        2,220   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue Bonds,
                                     5.75% due 12/01/2017 (f)                                                         2,428
           NR*    NR*        1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                     AMT, 7.75% due 12/01/2017                                                        1,305

Puerto     AAAr   Aaa          500   Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 10.017%
Rico--0.5%                           due 7/01/2016 (f)(g)                                                               622
           AAA    Aaa        2,000   Puerto Rico Commonwealth Highway and Transportation Authority,
                                     Transportation Revenue Bonds, Series B, 5.875% due 7/01/2021 (f)                 2,189
                                     Puerto Rico Electric Power Authority, Power Revenue Bonds (g)(h):
           AAA    Aaa          800     STRIPES, Series T, 10.091% due 7/01/2005                                         928
           AAA    Aaa          750     Trust Receipts, Class R, Series 16 HH, 9.913% due 7/01/2013                      981
           BBB+   Baa3       1,000   Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue
                                     Bonds, Series E, 5.75% due 8/01/2030                                             1,042

Rhode      AA+    Aa2        8,075   Rhode Island Housing and Mortgage Finance Corporation Revenue Bonds,
Island--1.5%                           DRIVERS, AMT, Series 156, 10.288% due 4/01/2029 (g)                            8,527
           AAA    Aaa        6,815   Rhode Island State Economic Development Corporation, Airport Revenue Bonds,
                                     Series B, 6% due 7/01/2028 (e)                                                   7,320
           AA     NR*        1,000   Rhode Island State Economic Development Corporation Revenue Bonds
                                     (Providence Place Mall), 6.125% due 7/01/2020 (m)                                1,077

South      BBB+   Baa2       5,400   Medical University, South Carolina, Hospital Authority, Hospital
Carolina                             Facilities Revenue Refunding Bonds, Series A, 6.375% due 8/15/2027               5,307
--0.5%

South      NR*    Aaa        3,750   Pierre, South Dakota, School District Number 32-2, GO, 5.75% due
Dakota                               8/01/2020 (h)                                                                    3,999
--0.4%

Tennessee  BBB    Baa3       3,500   Bradley County, Tennessee, IDB, IDR, Refunding (Olin Corporation
--2.7%                               Project), Series C, 6.625% due 11/01/2017                                        3,520
                                     Chattanooga, Tennessee, Industrial Development Board, Lease Rent
                                     Revenue Bonds (Southside Redevelopment Corporation) (c):
           AAA    Aaa        4,485     5.75% due 10/01/2017                                                           4,861
           AAA    Aaa        3,740     5.75% due 10/01/2018                                                           4,038
           AAA    Aaa        5,000   Memphis-Shelby County, Tennessee, Airport Authority, Airport Revenue
                                     Bonds, AMT, Series D, 6% due 3/01/2019 (c)                                       5,369
           AA     Aa2        5,000   Metropolitan Government of Nashville and Davidson County, Tennessee, GO,
                                     5.875% due 5/15/2026                                                             5,249
           NR*    NR*        2,000   Metropolitan Knoxville, Tennessee, Airport Authority, Special Purpose
                                     Revenue Bonds (Northwest Airlines Inc. Project), AMT, 8% due 4/01/2032           1,898
           NR*    Aaa        2,500   Robertson and Sumner Counties, Tennessee, White House Utility District,
                                     Water Revenue Bonds, 6% due 1/01/2010 (h)(j)                                     2,858
           BBB+   Baa1       2,300   Shelby County, Tennessee, Health, Educational and Housing Facility Board,
                                     Hospital Revenue Refunding Bonds (Methodist Healthcare), 6.50% due
                                     9/01/2026                                                                        2,360

Texas                                Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
--6.2%                               Inc.), First Tier, Series A:
           BBB-   Baa3       4,300     6.60% due 1/01/2021                                                            4,331
           BBB-   Baa3       2,300     6.70% due 1/01/2028                                                            2,324
           AAA    Aaa        5,300   Austin, Texas, Revenue Bonds (Town Lake Community Events Center Venue),
                                     6.20% due 11/15/2029 (e)                                                         5,722
           AAA    VMIG1++    1,000   Bell County, Texas, Health Facilities Development Corporation, Hospital
                                     Revenue Bonds (Scott & White Memorial Hospital), VRDN, Series B-1, 1.75%
                                     due 8/15/2029 (a)(f)                                                             1,000
           AAA    NR*        1,415   Cameron County, Texas, Housing Finance Corporation, S/F Mortgage
                                     Revenue Refunding Bonds, Series B-1, 6.75% due 9/01/2025 (d)(l)                  1,476
           AAA    Aaa        1,000   Dallas-Fort Worth, Texas, International Airport Facility Improvement
                                     Corporation Revenue Bonds (United Parcel Service, Inc.), AMT, 6.60% due
                                     5/01/2032                                                                        1,024
           AAA    NR*       10,125   Dallas-Fort Worth, Texas, International Airport Revenue Bonds, DRIVERS,
                                     AMT, Series 201, 10.38% due 11/01/2024 (e)(g)                                   11,203
           AA     NR*        1,260   Fort Bend County, Texas, Municipal Utility District Number 23, GO,
                                     6.625% due 9/01/2024                                                             1,399
           AA+    Aa1        1,400   Fort Worth, Texas, Certificates of Obligation, GO, 6.25% due 3/01/2021           1,497
           AA     Baa2       1,000   Gregg County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Bonds (Good Shepherd Medical Center Project), 6.875%
                                     due 10/01/2020                                                                   1,137
           BBB    Baa2       1,025   Gulf Coast, Texas, Waste Disposal Authority Revenue Bonds (Champion
                                     International Corporation), AMT, 7.25% due 4/01/2017                             1,047
           BBB    Baa2       7,250   Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds (Champion
                                     International Corporation), AMT, 7.45% due 5/01/2026                             7,415
                                     Harris County, Texas, Health Facilities Development Corporation, Revenue
                                     Refunding Bonds (i):
           NR*    Aa3        1,000     RITR, Series 6, 9.545% due 12/01/2027 (g)                                      1,183
           AAA    Aa3        2,500     (School Health Care System), Series B, 6.25% due 7/01/2027                     2,904
           A1+    VMIG1++      700   Harris County, Texas, Health Facilities Development Corporation, Hospital
                                     Revenue Bonds (Texas Children's Hospital), VRDN, Series B-1, 1.70% due
                                     10/01/2029 (a)                                                                     700
                                     Harris County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN (a):
           A1+    NR*          200     1.70% due 12/01/2025                                                             200
           A1+    NR*          800     1.70% due 12/01/2026                                                             800
           A1+    NR*        4,100   Harris County, Texas, Industrial Development Corporation, PCR (Exxon
                                     Project), VRDN, AMT, 1.85% due 8/15/2027 (a)                                     4,100
           BBB+   Baa1       1,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                     AMT, 6.95% due 4/01/2030                                                         1,043
           AAA    Aaa        1,000   Pflugerville, Texas, Independent School District, GO, 5.75% due 8/15/2020        1,065
           BBB    Baa2       2,495   Red River Authority, Texas, PCR, Refunding (Celanese Project), Series A,
                                     6.45% due 11/01/2030                                                             2,539
           AA     NR*        1,000   Red River, Texas, Education Finance Revenue Bonds (Saint Mark's
                                     School--Texas Project), 6% due 8/15/2019                                         1,067
           NR*    Aaa          915   South Plains, Texas, Housing Finance Corporation, S/F Mortgage Revenue
                                     Bonds, AMT, Series A, 7.30% due 9/01/2031                                        1,034
                                     Southeast Texas, Housing Finance Corporation Revenue Bonds, AMT (d)(o):
           NR*    Aaa        1,370     Series A, 8% due 11/01/2025                                                    1,517
           NR*    Aaa          540     Series B, 8.50% due 11/01/2025                                                   587
                                     Texas State Public Finance Authority, Building Revenue Bonds (h):
           AAA    Aaa        2,100     (General Services Commission Project), Series A, 6% due 2/01/2020              2,270
           AAA    Aaa        1,000     (State Preservation Project), Series B, 6% due 8/01/2015                       1,100
           AA     Aa1          800   Texas State, GO, Veterans' Housing Assistance Fund II, AMT, Series A,
                                     7% due 12/01/2025                                                                  834
           AA     NR*          805   Texas State, GO, Water Development Board, 7% due 8/01/2004 (j)                     886
           AAA    Aaa        4,930   Upper Trinity Regional Water District, Texas, Water Revenue Bonds
                                     (Regional Treated Water Supply System), Series A, 6% due 8/01/2020 (e)           5,350

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
       Municipal Bonds                                                                                    National Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Utah       NR*    NR*      $ 2,000   Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT,
--1.2%                               Series A, 7.55% due 7/01/2027 (k)                                           $        0
           AAA    Aaa       12,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                     Bonds, 7.50% due 12/15/2004 (j)                                                 13,796

Washington AAA    Aaa        2,065   Kitsap County, Washington, GO, 5.875% due 7/01/2020 (c)                          2,214
--0.9%     AAA    Aaa        2,500   Port Seattle, Washington, Special Facilities Revenue Bonds, Series A,
                                     6% due 9/01/2029 (f)                                                             2,678
           AAA    Aaa        3,010   Seattle, Washington, Drain and Wastewater Utility Revenue Bonds, 5.75%
                                     due 11/01/2022 (f)                                                               3,181
           AAA    Aaa        1,625   University of Washington, University Revenue Bonds (Student
                                     Facilities Fee), 5.875% due 6/01/2017 (h)                                        1,779

West       BBB    Baa2       7,500   Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds
Virginia                             (TJ International Project), AMT, 7% due 7/15/2025                                7,865
--0.7%

Wisconsin  NR*    Aaa        2,050   Waterford, Wisconsin, Graded Joint School District Number 1, GO,
--2.6%                               Refunding, 5.75% due 4/01/2018 (e)                                               2,201
           NR*    Aa2       17,595   Wisconsin Housing and EDA, Home Ownership Revenue Refunding Bonds,
                                     RITR, AMT, Series 18, 10.262% due 9/01/2028 (g)                                 18,545
           AAA    Aaa        7,265   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (f)                     7,890

Wyoming    AAA    Aaa        8,400   Sweetwater County, Wyoming, PCR, Refunding (Idaho Power Company
--0.8%                               Project), Series A, 6.05% due 7/15/2026 (f)                                      8,889

Guam--0.0% AAA    NR*          115   Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                                     5.75% due 9/01/2031 (o)                                                            117

                                     Total Municipal Bonds (Cost--$1,042,782)--98.4%                              1,094,558


                            Shares
                             Held                     Common Stock
Virginia                   107,564   Horizon Natural Resources Company (k)(p)                                         1,183
--0.1%

           Total Common Stock (Cost--$1,183)--0.1%                                                                    1,183

           Total Investments (Cost--$1,043,964)--98.5%                                                            1,095,741

           Other Assets Less Liabilities--1.5%                                                                       17,067
                                                                                                                 ----------
           Net Assets--100.0%                                                                                    $1,112,808
                                                                                                                 ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(b)FHA Insured.
(c)AMBAC Insured.
(d)GNMA Collateralized.
(e)FGIC Insured.
(f)MBIA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(h)FSA Insured.
(i)Escrowed to maturity.
(j)Prerefunded.
(k)Non-income producing security.
(l)FNMA Collateralized.
(m)Radian Assurance.
(n)XLCA Insurance.
(o)FHLMC Collateralized.
(p)Represents entitlement received from a bankruptcy exchange for Peninsula Ports, 6.90% due 5/22/2022.
*Not Rated.
++Highest short-term rating issued by Moody's Investors Service, Inc.
+++Ratings of issues shown have not been audited by Deloitte &
Touche LLP.


See Notes to Financial Statements.


SCHEDULE OF INVESTMENTS                                                                                     (in Thousands)
       Municipal Bonds                                                                           Limited Maturity Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Alabama    AA     Aa3      $ 7,675   Alabama State Public School and College Authority, Capital Improvement
--2.4%                               Revenue Bonds, Series D, 5% due 8/01/2003                                   $    7,955
           A1     VMIG1++    2,400   Columbia, Alabama, IDB, PCR, Refunding (Alabama Power Company Project),
                                     VRDN, Series D, 1.30% due 10/01/2022 (b)                                         2,400

Alaska--1.0%                         Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Phillips
                                     Petroleum Company Project), VRDN (b):
           A2     VMIG2      2,500     Series A, 2.90% due 1/01/2003                                                  2,497
           A2     VMIG2      2,000     Series C, 2.90% due 1/01/2003                                                  1,998

Arizona    AA     Aa2        2,345   Arizona, Agriculture Improvement and Power District, Electric System
--9.3%                               Revenue Refunding Bonds (Salt River Project), Series B, 7% due 1/01/2005         2,596
           AA     Aa2        7,500   Arizona State Transportation Board, Excise Tax Revenue Bonds (Maricopa
                                     County Regional Area Road Fund), 5.75% due 7/01/2005                             8,195
                                     Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
                                     (Arizona Public Service Company), VRDN (b):
           BBB    P1        10,000     Series D, 3.75% due 4/08/2003                                                 10,012
           BBB    P1         4,000     Series E, 3.75% due 4/08/2003                                                  4,005
           AAA    NR*        4,720   Phoenix, Arizona, Civic Improvement Corporation, Wastewater System, Lease
                                     Revenue Bonds, 6.125% due 7/01/2003 (a)                                          5,029
           AAA    Aaa        4,285   Pima County, Arizona, Unified School District Number 6, Marana, GO,
                                     Series A, 5.75% due 7/01/2003 (a)(f)                                             4,507
           AA     Aa2        5,000   Salt River Project, Arizona, Agriculture Improvement and Power District,
                                     Electric System Revenue Refunding Bonds (Salt River Project), Series B,
                                     5.25% due 1/01/2005                                                              5,403

California A1+    NR*        7,300   California Pollution Control Financing Authority, PCR, Refunding (Pacific
--6.2%                               Gas and Electric), VRDN, AMT, Series B, 1.85% due 11/01/2026 (b)                 7,300
           A1     VMIG2     10,000   California Statewide Communities Development Authority Revenue Bonds
                                     (Kaiser Permanente), VRDN, Series C, 3.70% due 6/01/2005 (b)                    10,026
           A1+    VMIG1++    4,000   Chula Vista, California, IDR, Refunding (San Diego Gas & Electric Co.),
                                     AMT, Series A, 6.75% due 3/01/2004                                               4,138
           AAA    VMIG1++    5,000   Long Beach, California, Harbor Revenue Bonds, AMT, Series A, 4% due
                                     5/14/2004 (d)                                                                    5,141

Connec-    AA     Aa2        5,000   Connecticut State, GO, Refunding, Series C, 4% due 12/15/2005                    5,246
ticut      A+     A2         4,000   Connecticut State Resource Recovery Authority, Resource Recovery Revenue
--3.3%                               Refunding Bonds (Bridgeport Resco Company LP Project), 5% due 1/01/2003          4,061
           SP1+   MIG1++     5,000   Fairfield, Connecticut, GO, Refunding, BAN, 3% due 8/01/2003                     5,074

Delaware   AAA    Aaa        4,125   Delaware State, GO, Series A, 5% due 1/01/2006                                   4,429
--1.0%


SCHEDULE OF INVESTMENTS (continued)                                                                         (in Thousands)
       Municipal Bonds                                                                           Limited Maturity Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Florida    AA+    Aa1      $ 3,000   Broward County, Florida, GO, Refunding, 4.625% due 1/01/2005                $    3,123
--4.7%     AAA    Aaa          500   Charlotte County, Florida, Utility Revenue Bonds, 6.75% due
                                     10/01/2003 (a)(f)                                                                  542
           AAA    Aaa        6,555   Dade County, Florida, Aviation Revenue Bonds, AMT, Series W, 5.90%
                                     due 10/01/2005 (c)                                                               6,747
           AAA    Aaa        1,000   Dade County, Florida, GO, Series I, 6.90% due 7/01/2003 (c)                      1,052
           AA+    Aa2        1,000   Florida State Board of Education, Capital Outlay, GO (Public
                                     Education), Series B, 5.625% due 6/01/2005                                       1,086
           AAA    Aaa        2,500   Florida State Board of Education, Lottery Revenue Bonds, Series B,
                                     5.25% due 7/01/2005 (f)                                                          2,696
           AAA    Aaa          400   Hillsborough County, Florida, Aviation Authority, Revenue Refunding
                                     Bonds (Tampa International Airport), AMT, Series A, 5% due 10/01/2005 (c)          426
           A1+    VMIG1++    3,400   Jacksonville, Florida, Electric Authority Revenue Bonds (Electric System),
                                     VRDN, Series B, 1.85% due 10/01/2030 (b)                                         3,400
           AAA    Aaa          200   North Miami, Florida, Health Facilities Authority, Health Facility Revenue
                                     Refunding Bonds (Bon Secours Health System Project), 6% due 8/15/2002 (a)(e)       205
           AAA    Aaa          100   Palm Bay, Florida, Utility Revenue Bonds (Palm Bay Utility Corporation
                                     Project), Series B, 6.20% due 10/01/2002 (a)(d)                                    103
           AAA    Aaa          300   Port Orange, Florida, Water and Sewer Revenue Refunding Bonds, 5% due
                                     10/01/2003 (c)                                                                     312
           AAA    Aaa          500   Tallahassee, Florida, Energy System Revenue Bonds, Series B, 4% due
                                     10/01/2004 (e)                                                                     521
           AAA    Aaa          100   Tampa, Florida, Water and Sewer Revenue Refunding Bonds, Series A, 6% due
                                     10/01/2002 (a)(f)                                                                  102

Georgia    AA-    Aa2        3,500   Cherokee County, Georgia, GO, 4.25% due 8/01/2003                                3,600
--3.6%     NR*    Aa2        5,000   Coweta County, Georgia, School District, GO, Sales Tax, 4.50% due
                                     8/01/2005                                                                        5,290
           A+     Aa3        2,050   Dalton, Georgia, Building Authority Revenue Bonds, 5% due 7/01/2004              2,169
           AAA    Aaa        2,550   Georgia State, GO, Refunding, Series A, 6.25% due 3/01/2006                      2,852
           A      VMIG1++    1,600   Putnam County, Georgia, Development Authority, PCR, Refunding (Georgia
                                     Power Company Plant Project), VRDN, First Series, 1.80% due 6/01/2023 (b)        1,600

Hawaii     AAA    Aaa        3,585   Hawaii State, GO, Series CT, 5.25% due 9/01/2003 (e)(g)                          3,735
--0.9%

Illinois--7.9%                       Chicago, Illinois, Public Building Commission, Building Revenue Bonds,
                                     Series C (f):
           AAA    Aaa        5,000     5.125% due 2/01/2003                                                           5,105
           AAA    Aaa        5,000     5.125% due 2/01/2004                                                           5,244
           AAA    NR*        5,000   Chicago, Illinois, Skyway Toll Bridge Revenue Refunding Bonds, 6.75% due
                                     1/01/2004 (a)                                                                    5,449
           AAA    Aaa       12,000   Cook County, Illinois, GO, Series A, 6.6% due 11/15/2002 (a)(d)                 12,473
           A1     VMIG1++      665   Illinois Health Facilities Authority Revenue Refunding Bonds (University of
                                     Chicago Hospitals), VRDN, 1.75% due 8/01/2026 (b)(d)                               665
           AAA    Aaa        5,000   Illinois Student Assistance Commission, Student Loan Revenue Refunding Bonds,
                                     Senior Series WW, 4.50% due 9/01/2002                                            5,025

Kansas     AAA    Aaa        3,250   Kansas State Development Finance Authority Revenue Bonds, Board
--0.8%                               of Regents (Rehabilitation Center), Series G-2, 5.50% due 10/01/2002 (c)         3,284

Kentucky   AA-    Aa3        5,480   Kentucky State Property and Building Commission Revenue Refunding
--3.5%                               Bonds (Project Number 69), Series A, 5% due 8/01/2005                            5,876
                                     Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, BAN:
           NR*    MIG1++     5,000     3.375% due 8/01/2003                                                           5,005
           NR*    MIG1++     4,000     5.50% due 8/01/2003                                                            4,010

Maryland   AAA    Aaa        4,050   Washington Suburban Sanitation District, Maryland, Water Supply, GO,
--1.0%                               Refunding, 4.125% due 6/01/2004                                                  4,221

Massachu-  NR*    VMIG1++    1,200   Massachusetts State Health and Educational Facilities Authority Revenue
setts--2.6%                            Bonds (Capital Asset Program), VRDN, Series E, 1.80% due 1/01/2035 (b)         1,200
           A1+    MIG1++    10,000   Massachusetts State HFA, Housing Revenue Refunding Bonds (S/F Housing),
                                     AMT, Series I, 3.25% due 6/01/2004                                              10,035

Minnesota  AAA    Aaa        2,025   Metropolitan Council, Minnesota, Minneapolis-Saint Paul Metropolitan
--0.5%                               Area Transit, GO, Series A, 5% due 2/01/2003                                     2,067

Missouri   NR*    Aaa        4,000   Kansas City, Missouri, School District, Building Revenue Refunding
--1.3%                               Bonds, Series A, 5% due 2/01/2006 (f)                                            4,292
           AA+    NR*        1,175   Saint Louis County, Missouri, Rockwood School District Number R-6, GO,
                                     Refunding, 3.50% due 2/01/2004                                                   1,204

Nebraska                             Nebraska Public Power District Revenue Refunding Bonds:
--2.1%     AAA    Aaa        2,000     (Power Supply System), Series C, 4.50% due 1/01/2004 (g)                       2,075
           AAA    Aaa        6,750     Series A, 5.25% due 1/01/2004 (d)                                              7,078

New        NR*    A3         8,000   New Hampshire State Business Finance Authority, PCR, Refunding
Hampshire                            (United Illuminating Company), VRDN, AMT, Series A, 3.75% due
--1.9%                               2/01/2004 (b)                                                                    8,003

New        AA     Aa2        4,900   New Jersey State, GO, Refunding, Series D, 5.40% due
Jersey                               2/15/2003                                                                        5,019
--1.2%

New        AA     Aa3        2,000   Albuquerque, New Mexico, Joint Water and Sewer System Revenue
Mexico                               Refunding Bonds, Series A, 4.40% due 7/01/2003                                   2,056
--1.2%     AA+    Aa1        3,100   New Mexico State, GO, Refunding, Series A, 5% due 9/01/2003                      3,221

New        A-     Baa1       4,000   Long Island Power Authority, New York, Electric System Revenue
York--5.7%                           Refunding Bonds, Series A, 5.25% due 12/01/2002                                  4,061
                                     New York City, New York, GO, Refunding, Series G:
           A      A2         3,200     4.30% due 8/01/2002                                                            3,207
           A      A2         7,000     5% due 8/01/2005                                                               7,418
           BBB    NR*        4,500   New York State Environmental Facilities Corporation, Solid Waste Disposal
                                     Revenue Bonds (Waste Management Project), AMT, Series A, 4% due 3/12/2004        4,502
           NR*    MIG1++     5,000   Port Authority of New York and New Jersey, Consolidated Notes Revenue
                                     Refunding Bonds, Series TT, 3.625% due 4/15/2004                                 5,125

North                                North Carolina State, Public School Building, GO:
Carolina   AAA    Aaa        4,500     4.60% due 4/01/2004                                                            4,705
--2.3%     AAA    Aaa        5,000     4.60% due 4/01/2006                                                            5,319

Ohio       AAA    Aaa        1,580   Cincinnati, Ohio, City School District, GO, TAN, 5.50% due 12/01/2003 (c)        1,654
--7.0%     NR*    Aaa        1,095   Mason, Ohio, COP (Municipal Facilities Project), 3.50% due 12/01/2004 (d)        1,132
           NR*    VMIG1++      800   Montgomery County, Ohio, Revenue Refunding Bonds (Miami Valley
                                     Hospital), VRDN, Series A, 1.70% due 11/15/2022 (b)                                800
                                     Ohio State, Highway Capital Improvement, GO:
           AAA    Aa1        5,375     Series C, 4.75% due 5/01/2005                                                  5,704
           AAA    Aa1        4,850     Series F, 5% due 5/01/2005                                                     5,179
           BBB-   Baa2       2,000   Ohio State Water Development Authority, Pollution Control Facilities
                                     Revenue Refunding Bonds (Ohio Edison Company), AMT, Series B, 4.40%
                                     due12/01/2003                                                                    2,005
           NR*    Aa2       13,000   Rickenbacker, Ohio, Port Authority, Capital Funding Revenue Bonds
                                     (Oasbo Expanded Asset Pooled), Series A, 3.90% due 5/01/2004                    13,397

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in Thousands)
       Municipal Bonds                                                                           Limited Maturity Portfolio
       S&P        Moody's     Face
STATE  Ratings+++ Ratings+++ Amount  Issue                                                                            Value
Oklahoma   NR*    Aaa      $ 1,815   Midwest City, Oklahoma, Municipal Authority, Capital Improvement
--0.6%                               Revenue Bonds, 4.55% due 6/01/2005 (e)                                      $    1,916
           A1+    VMIG1++      500   Oklahoma State Industries Authority, Revenue Refunding Bonds
                                     (Integris Baptist), VRDN, Series B, 1.75% due 8/15/2029 (b)(d)                     500

Oregon     AA+    Aa1        4,815   Tri-County, Oregon, Metropolitan Transportation District, GO,
--1.7%                               Refunding (Light Rail Extension), Series A, 4% due 7/01/2003                     4,935
           AA+    Aa3        2,385   Tri-County, Oregon, Metropolitan Transportation District Revenue Bonds,
                                     Series A, 5.25% due 8/01/2005                                                    2,576

Puerto                               Puerto Rico Commonwealth, GO, Refunding:
Rico--0.2% A-     Baa1          50     5.30% due 7/01/2004 (c)(g)                                                        53
           A-     Baa1         850     5.30% due 7/01/2004                                                              903

Rhode      NR*    NR*        7,500   Cranston, Rhode Island, GO, Refunding, BAN, 3.75% due
Island                               11/14/2002                                                                       7,519
--1.8%

South      AAA    Aaa          500   South Carolina State Highway, GO, Series B, 5.25% due 4/01/2005                    537
Carolina
--0.1%

Tennessee  AA     Aa2        3,690   Knox County, Tennessee, GO, Refunding, 4.50% due 4/01/2006                       3,901
--2.3%     AA     Aa2        5,605   Tennessee State, GO, Refunding, Series B, 5.50% due 5/01/2004                    5,955

Texas      AAA    Aaa        1,145   Austin, Texas, Water and Wastewater System Revenue Refunding
--12.3%                              Bonds, Series C, 5% due 11/15/2005 (e)                                           1,233
                                     Bell County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Bonds (Scott & White Memorial Hospital), VRDN (b):
           A1+    VMIG1++    1,000     Series 2001-1, 1.75% due 8/15/2031                                             1,000
           A1+    VMIG1++    9,400     Series 2001-2, 1.75% due 8/15/2031                                             9,400
           BBB+   Baa2      15,000   Brazos River Authority, Texas, PCR, Refunding (Texas Utilities Electric
                                     Company Project), AMT, Series D, 4.25% due 11/01/2003                           15,116
           AA     Aa2        6,075   Fort Worth, Texas, Water and Sewer Revenue Refunding and Improvement
                                     Bonds, 5.50% due 2/15/2004                                                       6,412
           A1+    NR*        1,000   Gulf Coast, Texas, Waste Disposal Authority, Environmental Facilities
                                     Revenue Bonds (Exxon Mobil Project), VRDN, AMT, Series A, 1.85% due
                                     6/01/2030 (b)                                                                    1,000
           A1+    NR*          300   Harris County, Texas, Health Facilities Development Corporation,
                                     Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 1.70%
                                     due 12/01/2025 (b)                                                                 300
           AAA    Aaa        3,870   Harris County, Texas, Toll Road Revenue Bonds, Senior Lien, Series A,
                                     6.25% due 8/15/2004 (a)(d)                                                       4,285
           BBB+   Baa2       2,580   Sabine River Authority, Texas, PCR, Refunding (TXU Electric Company
                                     Project), Series C, 4% due 11/01/2003                                            2,595
           AA     Aa1        5,750   Texas State, Texas Public Finance Authority, GO, Refunding, Series B,
                                     6% due 10/01/2004                                                                6,246
           AAA    Aaa        5,000   Texas State Turnpike Authority, Dallas North Thruway Revenue Refunding
                                     Bonds, 4.80% due 1/01/2006 (c)                                                   5,235

Utah       A+     A1         2,725   Intermountain Power Agency, Utah, Power Supply, Revenue Refunding Bonds,
--1.4%                               Series C, 4.80% due 7/01/2003                                                    2,807
           AAA    Aaa        3,200   Utah State, GO, Refunding, Series A, 5% due 7/01/2004                            3,387

Virginia   BBB    NR*        7,000   Amelia County, Virginia, IDA, Solid Waste Disposal Revenue Refunding
--3.2%                               Bonds (Waste Management Project), VRDN, AMT, 4.90% due 4/30/2005                 7,089
           A-     MIG1++     2,400   Louisa, Virginia, IDA, Solid Waste and Sewer Disposal Revenue Bonds (Virginia
                                     Electric and Power Company Project), AMT, Series A, VRDN, 3.15% due
                                     4/01/2003 (b)                                                                    2,403
           AA+    Aa1        3,900   Virginia State Public School Authority, School Financing, GO, Series B,
                                     4% due 8/01/2005 (c)                                                             4,074

Washington AA+    Aa1        3,345   King County, Washington, GO, Refunding, 5% due 12/01/2005                        3,604
--5.6%     AAA    Aaa        2,180   Seattle, Washington, GO, Refunding, Series A, 5.25% due 3/01/2005                2,331
           AAA    Aaa        4,200   Snohomish County, Washington, Everett School District Number 002, GO,
                                     Refunding, 6.20% due 12/01/2003 (a)(d)                                           4,550
           AAA    Aaa        1,650   Snohomish County, Washington, Public Utility District Number 001,
                                     Electric Revenue Refunding Bonds, 5% due 12/01/2003 (e)                          1,725
                                     Washington State Public Power Supply System Revenue Refunding Bonds,
                                     Series A:
           AAA    Aaa        5,000     (Nuclear Project Number 1), 6% due 7/01/2005 (c)                               5,487
           AA-    Aa1        4,000     (Nuclear Project Number 2), 5% due 7/01/2003                                   4,130
           AA-    Aa1        2,275     (Nuclear Project Number 3), 5% due 7/01/2003                                   2,349

Wisconsin  NR*    MIG1++     7,105   Menomonee Falls, Wisconsin, BAN, Refunding, 3.20% due 6/01/2004                  7,195
--1.7%

           Total Investments (Cost--$433,051)--102.3%                                                               439,136

           Liabilities in Excess of Other Assets--(2.3%)                                                            (9,893)
                                                                                                                 ----------
           Net Assets--100.0%                                                                                    $  429,243
                                                                                                                 ==========



(a)Prerefunded.
(b)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)FSA Insured.
(f)FGIC Insured.
(g)Escrowed to maturity.
*Not Rated.
++Highest short-term rating issued by Moody's Investors Service, Inc.
+++Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                                Limited
                                                                           Insured            National          Maturity
                    As of June 30, 2002                                   Portfolio          Portfolio         Portfolio
Assets:             Investments, at value*                              $1,223,415,887     $1,095,741,150   $   439,136,263
                    Cash                                                        84,579             57,091            42,116
                    Receivables:
                      Securities sold                                       38,427,900         48,679,527         4,684,225
                      Interest                                              20,847,245         18,050,526         5,627,495
                      Capital shares sold                                      798,777            960,268         2,583,979
                    Prepaid registration fees and other assets                 794,879            264,141            38,582
                                                                        --------------     --------------    --------------
                    Total assets                                         1,284,369,267      1,163,752,703       452,112,660
                                                                        --------------     --------------    --------------

Liabilities:        Payables:
                      Securities purchased                                  23,313,503         47,171,320        21,638,087
                      Capital shares redeemed                                3,327,098          1,578,274           734,301
                      Dividends to shareholders                              1,083,063            956,650           200,538
                      Investment adviser                                       353,468            406,860           108,145
                      Distributor                                              156,835            220,066            31,883
                      Organization costs                                            --            169,404            87,702
                    Accrued expenses and other liabilities                     224,839            441,692            69,346
                                                                        --------------     --------------    --------------
                    Total liabilities                                       28,458,806         50,944,266        22,870,002
                                                                        --------------     --------------    --------------

Net Assets:         Net assets                                          $1,255,910,461     $1,112,808,437    $  429,242,658
                                                                        ==============     ==============    ==============

Net Assets          Class A Common Stock, $.10 par value++              $   11,262,314     $    6,109,317    $    2,022,555
Consist of:         Class B Common Stock, $.10 par value++++                 2,339,248          2,883,775           808,850
                    Class C Common Stock, $.10 par value++++++                 443,261            514,650            15,814
                    Class D Common Stock, $.10 par value++++++++             2,067,295          1,336,657         1,387,922
                    Paid-in capital in excess of par                     1,202,768,936      1,102,218,383       421,003,559
                                                                        --------------     --------------    --------------
                    Undistributed investment income--net                     1,098,079            622,013           398,052
                    Accumulated realized capital losses on
                    investments--net                                      (40,041,613)       (52,653,769)       (2,479,113)
                    Unrealized appreciation on investments--net             75,972,941         51,777,411         6,085,019
                                                                        --------------     --------------    --------------
                    Total accumulated earnings (losses)--net                37,029,407          (254,345)         4,003,958
                                                                        --------------     --------------    --------------
                    Net assets                                          $1,255,910,461     $1,112,808,437    $  429,242,658
                                                                        ==============     ==============    ==============

Net Asset           Class A:
Value:                Net assets                                        $  878,018,318     $  626,934,961    $  204,935,636
                                                                        ==============     ==============    ==============
                      Shares outstanding                                   112,623,138         61,093,169        20,225,554
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price per share    $         7.80     $        10.26    $        10.13
                                                                        ==============     ==============    ==============
                    Class B:
                      Net assets                                        $  182,240,857     $  295,826,393    $   81,967,504
                                                                        ==============     ==============    ==============
                      Shares outstanding                                    23,392,485         28,837,752         8,088,497
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price per share    $         7.79     $        10.26    $        10.13
                                                                        ==============     ==============    ==============
                    Class C:
                      Net assets                                        $   34,541,109     $   52,822,111    $    1,595,757
                                                                        ==============     ==============    ==============
                      Shares outstanding                                     4,432,612          5,146,502           158,140
                                                                        ==============     ==============    ==============
                     Net asset value and redemption price
                     per share                                          $         7.79     $        10.26    $        10.09
                                                                        ==============     ==============    ==============
                    Class D:
                      Net assets                                        $  161,110,177     $  137,224,972    $  140,743,761
                                                                        ==============     ==============    ==============
                      Shares outstanding                                    20,672,946         13,366,574        13,879,224
                                                                        ==============     ==============    ==============
                      Net asset value and redemption price per share     $        7.79      $       10.27    $        10.14
                                                                        ==============     ==============    ==============

                    *Identified cost                                    $1,147,442,946     $1,043,963,739    $  433,051,244
                                                                        ==============     ==============    ==============
                    ++Authorized shares--Class A                           500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                    ++++Authorized shares--Class B                         375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                    ++++++Authorized shares--Class C                       375,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============
                    ++++++++Authorized shares--Class D                     500,000,000        375,000,000       150,000,000
                                                                        ==============     ==============    ==============

                    See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
                                                                                                                Limited
                                                                            Insured            National         Maturity
                    For the Year Ended June 30, 2002                       Portfolio          Portfolio        Portfolio
Investment          Interest                                            $   74,495,094     $   62,805,110    $   12,396,729
Income:                                                                 --------------     --------------    --------------

Expenses:           Investment advisory fees                                 4,695,844          4,853,493         1,117,531
                    Account maintenance and distribution fees--Class B       1,531,858          1,726,860           175,773
                    Accounting services                                        416,616            376,093           109,433
                    Account maintenance fees--Class D                          384,774            287,953            89,012
                    Transfer agent fees--Class A                               374,197            330,812            39,569
                    Account maintenance and distribution fees--Class C         175,423            295,001             4,264
                    Professional fees                                           68,256            187,613            59,339
                    Transfer agent fees--Class B                               102,067            140,660            14,020
                    Custodian fees                                              90,641             80,474            29,461
                    Registration fees                                           63,198             78,742            88,187
                    Printing and shareholder reports                            71,304             67,422            13,540
                    Transfer agent fees--Class D                                63,996             59,753            19,617
                    Pricing services                                            20,151             44,875            15,334
                    Directors' fees and expenses                                26,944             20,928             5,896
                    Reorganization expenses                                         --             50,608                --
                    Transfer agent fees--Class C                                10,881             22,310               351
                    Other                                                       49,730             52,559            15,330
                                                                        --------------     --------------    --------------
                    Total expenses                                           8,145,880          8,676,156         1,796,657
                                                                        --------------     --------------    --------------
                    Investment income--net                                  66,349,214         54,128,954        10,600,072
                                                                        --------------     --------------    --------------

Realized &          Realized gain on investments--net                       10,407,929          3,056,161           333,062
Unrealized          Change in unrealized appreciation/depreciation
Gain on             on investments--net                                      8,385,315          9,583,130         2,009,531
Investments--Net:
                    Total realized and unrealized gains on
                    investments--net                                        18,793,244         12,639,291         2,342,593
                                                                        --------------     --------------    --------------
                    Net Increase in Net Assets Resulting from
                    Operations                                          $   85,142,458     $   66,768,245    $   12,942,665
                                                                        ==============     ==============    ==============

                    See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS
                                          Insured Portfolio              National Portfolio        Limited Maturity Portfolio
                                              For the Year                  For the Year                    For the Year
                                             Ended June 30,                Ended June 30,                  Ended June 30,
Increase (Decrease) in Net Assets:       2002             2001          2002           2001             2002             2001
Operations:
Investment income--net             $   66,349,214  $   66,545,868  $   54,128,954  $   54,604,977  $   10,600,072  $   10,555,597
Realized gain on investments--net      10,407,929      30,002,263       3,056,161      25,290,223         333,062        (94,770)
Change in unrealized appreciation
/depreciation on investments--net       8,385,315      28,039,608       9,583,130      21,630,793       2,009,531       5,527,210
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net increase in net assets
resulting from operations              85,142,458     124,587,739      66,768,245     101,525,993      12,942,665      15,988,037
                                   --------------  --------------  --------------  --------------  --------------  --------------

Dividends &
Distributions
to Shareholders:
Investment income--net:
   Class A                           (48,114,588)    (49,144,606)    (35,234,862)    (36,633,484)     (6,189,098)     (7,913,125)
   Class B                            (9,358,143)    (10,966,780)    (11,045,083)    (11,203,855)     (1,406,735)     (1,094,398)
   Class C                              (999,113)       (562,694)     (1,756,295)     (1,374,445)        (34,601)        (15,552)
   Class D                            (7,841,632)     (5,871,788)     (6,106,400)     (5,393,193)     (2,724,180)     (1,532,522)
Realized gain on investments--net:
   Class A                              (467,684)              --       (227,631)              --              --              --
   Class B                              (106,680)              --        (82,921)              --              --              --
   Class C                               (10,641)              --        (12,681)              --              --              --
   Class D                               (77,773)              --        (38,236)              --              --              --
                                   --------------  --------------  --------------  --------------  --------------  --------------
Net decrease in net assets
resulting from dividends and
distributions to shareholders        (66,976,254)    (66,545,868)    (54,504,109)    (54,604,977)    (10,354,614)    (10,555,597)
                                   --------------  --------------  --------------  --------------  --------------  --------------

Capital Share Transactions:
Net increase (decrease) in net
assets derived from capital
share transactions                   (66,642,942)   (114,411,068)      63,305,521    (64,099,665)     160,472,985    (26,812,001)
                                   --------------  --------------  --------------  --------------  --------------  --------------

Net Assets:
Total increase (decrease)
in net assets                        (48,476,738)    (56,369,197)      75,569,657    (17,178,649)     163,061,036    (21,379,561)
Beginning of year                   1,304,387,199   1,360,756,396   1,037,238,780   1,054,417,429     266,181,622     287,561,183
                                   --------------  --------------  --------------  --------------  --------------  --------------
End of year*                       $1,255,910,461  $1,304,387,199  $1,112,808,437  $1,037,238,780  $  429,242,658  $  266,181,622
                                   ==============  ==============  ==============  ==============  ==============  ==============

*Undistributed investment
income--net                        $    1,098,079              --  $      622,013              --  $      398,052              --
                                   ==============  ==============  ==============  ==============  ==============  ==============


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                      Insured Portfolio
The following per share data and ratios have been derived                                  Class A
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001         2000         1999        1998
Per Share           Net asset value, beginning of year          $    7.69   $    7.36    $    7.79   $     8.25  $     8.06
Operating                                                       ---------   ---------    ---------   ----------  ----------
Performance:        Investment income--net                            .41         .39          .40          .41         .43
                    Realized and unrealized gain (loss)
                    on investments--net                               .11         .33        (.32)        (.27)         .20
                                                                ---------   ---------    ---------   ----------  ----------
                    Total from investment operations                  .52         .72          .08          .14         .63
                                                                ---------   ---------    ---------   ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                        (.41)       (.39)        (.40)        (.41)       (.43)
                      Realized gain on investments--net              --++          --           --        (.19)       (.01)
                      In excess of realized gain on
                      investments--net                                 --          --        (.11)           --          --
                                                                ---------   ---------    ---------   ----------  ----------
                    Total dividends and distributions               (.41)       (.39)        (.51)        (.60)       (.44)
                                                                ---------   ---------    ---------   ----------  ----------
                    Net asset value, end of year                $    7.80   $    7.69    $    7.36   $     7.79  $     8.25
                                                                =========   =========    =========   ==========  ==========

Total Investment    Based on net asset value per share              7.03%      10.01%        1.21%        1.56%       8.05%
Return:*                                                        =========   =========    =========   ==========  ==========

Ratios to Average   Expenses                                         .47%        .45%         .43%         .42%        .42%
Net Assets:                                                     =========   =========    =========   ==========  ==========
                    Investment income--net                          5.35%       5.19%        5.33%        5.02%       5.29%
                                                                =========   =========    =========   ==========  ==========

Supplemental        Net assets, end of year (in thousands)      $ 878,018   $ 920,597    $ 972,420   $1,216,346  $1,377,025
Data:                                                           =========   =========    =========   ==========  ==========
                    Portfolio turnover                             32.78%      64.39%       94.08%       86.35%     102.89%
                                                                =========   =========    =========   ==========  ==========

                                                                                      Insured Portfolio
The following per share data and ratios have been derived                                Class B
from information provided in the financial statements.                         For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                             2002       2001         2000         1999       1998
Per Share           Net asset value, beginning of year          $    7.68   $    7.36     $    7.78    $    8.24  $    8.05
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .36         .34           .34          .35        .37
                    Realized and unrealized gain (loss)
                    on investments--net                               .11         .32         (.31)        (.27)        .20
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .47         .66           .03          .08        .57
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.36)       (.34)         (.34)        (.35)      (.37)
                      Realized gain on investments--net              --++          --            --        (.19)      (.01)
                      In excess of realized gain on
                      investments--net                                 --          --         (.11)           --         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.36)       (.34)         (.45)        (.54)      (.38)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $    7.79   $    7.68     $    7.36    $    7.78  $    8.24
                                                                ---------   ---------     ---------    ---------  ---------

Total Investment    Based on net asset value per share              6.23%       9.04%          .57%         .79%      7.24%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                        1.23%       1.21%         1.19%        1.18%      1.18%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          4.58%       4.43%         4.56%        4.26%      4.53%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 182,241   $ 223,710     $ 276,154    $ 414,135  $ 498,624
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             32.78%      64.39%        94.08%       86.35%    102.89%
                                                                =========   =========     =========    =========  =========


*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002

FINANCIAL HIGHLIGHTS (continued)
                                                                                      Insured Portfolio
The following per share data and ratios have been derived                                  Class C
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001         2000        1999         1998
Per Share           Net asset value, beginning of year          $    7.68   $    7.36     $    7.78    $    8.24  $    8.06
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .35         .33           .34          .34        .37
                    Realized and unrealized gain (loss)
                    on investments--net                               .11         .32         (.31)        (.27)        .19
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .46         .65           .03          .07        .56
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.35)       (.33)         (.34)        (.34)      (.37)
                      Realized gain on investments--net              --++          --            --        (.19)      (.01)
                      In excess of realized gain on
                      investments--net                                 --          --         (.11)           --         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.35)       (.33)         (.45)        (.53)      (.38)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $    7.79   $    7.68     $    7.36    $    7.78  $    8.24
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              6.18%       8.99%          .52%         .74%      7.05%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                        1.28%       1.26%         1.24%        1.23%      1.23%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          4.56%       4.38%         4.52%        4.21%      4.48%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $  34,541   $  14,392     $  12,856    $  16,850  $  14,623
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             32.78%      64.39%        94.08%       86.35%    102.89%
                                                                =========   =========     =========    =========  =========

                                                                                     Insured Portfolio
The following per share data and ratios have been derived                                 Class D
from information provided in the financial statements.                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002       2001          2000          1999       1998
Per Share           Net asset value, beginning of year          $    7.69   $    7.36     $    7.79    $    8.24  $    8.06
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .39         .37           .38          .39        .41
                    Realized and unrealized gain (loss)
                    on investments--net                               .10         .33         (.32)        (.26)        .19
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .49         .70           .06          .13        .60
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.39)       (.37)         (.38)        (.39)      (.41)
                      Realized gain on investments--net              --++          --            --        (.19)      (.01)
                     In excess of realized gain on
                     investments--net                                 --          --          (.11)          --         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.39)       (.37)         (.49)        (.58)      (.42)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $    7.79   $    7.69     $    7.36    $    7.79  $    8.24
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              6.63%       9.74%          .96%        1.43%      7.65%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .72%        .70%          .68%         .67%       .67%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          5.10%       4.94%         5.10%        4.77%      5.03%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 161,110   $ 145,688     $  99,326    $  81,238  $  48,706
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             32.78%      64.39%        94.08%       86.35%    102.89%
                                                                =========   =========     =========    =========  =========

                                                                                       National Portfolio
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001          2000        1999        1998
Per Share           Net asset value, beginning of year          $   10.14   $    9.70     $   10.22    $   10.64  $   10.38
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .62         .54           .56          .56        .59
                    Realized and unrealized gain (loss)
                    on investments--net                               .12         .44         (.52)        (.42)        .26
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .74         .98           .04          .14        .85
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.62)       (.54)         (.56)        (.56)      (.59)
                      Realized gain on investments--net              --++          --            --           --         --
                      In excess of realized gain on
                      investments--net                                 --          --            --         --++         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.62)       (.54)         (.56)        (.56)      (.59)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.26   $   10.14     $    9.70    $   10.22  $   10.64
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              6.98%      10.32%          .58%        1.28%      8.36%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .62%        .58%          .56%         .55%       .55%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          5.55%       5.42%         5.74%        5.26%      5.58%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 626,935   $ 653,685     $ 682,553    $ 877,841  $ 964,940
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             35.75%      80.88%       108.43%      125.75%    142.02%
                                                                =========   =========     =========    =========  =========

                                                                                      National Portfolio
The following per share data and ratios have been derived                                  Class B
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002       2001           2000         1999      1998
Per Share           Net asset value, beginning of year          $   10.14   $    9.70     $   10.21    $   10.63  $   10.37
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .53         .46           .49          .48        .51
                    Realized and unrealized gain (loss)
                    on investments--net                               .12         .44         (.51)        (.42)        .26
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .65         .90         (.02)          .06        .77
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.53)       (.46)         (.49)        (.48)      (.51)
                      Realized gain on investments--net              --++          --            --           --         --
                      In excess of realized gain on
                      investments--net                                 --          --            --         --++         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.53)       (.46)         (.49)        (.48)      (.51)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.26   $   10.14     $    9.70    $   10.21  $   10.63
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              6.18%       9.49%        (.09%)         .51%      7.55%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                        1.38%       1.34%         1.32%        1.31%      1.31%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          4.80%       4.67%         4.98%        4.50%      4.82%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 295,827   $ 227,592     $ 254,860    $ 374,642  $ 406,798
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             35.75%      80.88%       108.43%      125.75%    142.02%
                                                                =========   =========     =========    =========  =========


*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


FINANCIAL HIGHLIGHTS (continued)
                                                                                      National Portfolio
The following per share data and ratios have been derived                                  Class C
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001         2000         1999        1998
Per Share           Net asset value, beginning of year          $   10.14   $    9.71     $   10.22    $   10.64  $   10.38
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .53         .46           .48          .47        .50
                    Realized and unrealized gain (loss)
                    on investments--net                               .12         .43         (.51)        (.42)        .26
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .65         .89         (.03)          .05        .76
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.53)       (.46)         (.48)        (.47)      (.50)
                      Realized gain on investments--net              --++          --            --           --         --
                      In excess of realized gain on
                      investments--net                                 --          --            --         --++         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.53)       (.46)         (.48)        (.47)      (.50)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.26   $   10.14     $    9.71    $   10.22  $   10.64
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              6.13%       9.33%        (.13%)         .47%      7.49%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                        1.43%       1.39%         1.37%        1.36%      1.36%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          4.76%       4.61%         4.92%        4.45%      4.76%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $  52,822   $  31,880     $  30,303    $  47,901  $  41,087
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             35.75%      80.88%       108.43%      125.75%    142.02%
                                                                =========   =========     =========    =========  =========

                                                                                      National Portfolio
The following per share data and ratios have been derived                                  Class D
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001         2000         1999      1998
Per Share           Net asset value, beginning of year          $   10.15   $    9.71     $   10.22    $   10.64  $   10.39
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .53         .52           .54          .53        .56
                    Realized and unrealized gain (loss)
                    on investments--net                               .12         .44         (.51)        (.42)        .25
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .65         .96           .03          .11        .81
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.53)       (.52)         (.54)        (.53)      (.56)
                      Realized gain on investments--net              --++          --            --           --         --
                      In excess of realized gain on
                      investments--net                                 --          --            --         --++         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.53)       (.52)         (.54)        (.53)      (.56)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.27   $   10.15     $    9.71    $   10.22  $   10.64
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              6.72%      10.04%          .43%        1.03%      7.99%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .87%        .83%          .81%         .81%       .80%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          5.30%       5.16%         5.50%        5.01%      5.32%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 137,225   $ 124,082     $  86,701    $  93,201  $  68,162
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             35.75%      80.88%       108.43%      125.75%    142.02%
                                                                =========   =========     =========    =========  =========

                                                                                  Limited Maturity Portfolio
                                                                                          Class A
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002       2001           2000         1999      1998
Per Share           Net asset value, beginning of year          $   10.05   $    9.85     $    9.91    $    9.96  $    9.93
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .34         .39           .38          .37        .39
                    Realized and unrealized gain (loss) on
                    investments--net                                  .08         .20         (.06)        (.04)        .03
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .42         .59           .32          .33        .42
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.34)       (.39)         (.38)        (.37)      (.39)
                     In excess of realized gain on
                     investments--net                                 --          --            --        (.01)         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.34)       (.39)         (.38)        (.38)      (.39)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.13   $   10.05     $    9.85    $    9.91  $    9.96
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              4.10%       6.07%         3.31%        3.37%      4.26%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .46%        .44%          .40%         .43%       .43%
Ne t Assets:                                                    =========   =========     =========    =========  =========
                    Investment income--net                          3.30%       3.91%         3.83%        3.75%      3.88%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 204,936   $ 191,481     $ 215,421    $ 261,970  $ 295,641
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             74.74%      51.94%        51.42%       40.28%     72.69%
                                                                =========   =========     =========    =========  =========

                                                                                  Limited Maturity Portfolio
                                                                                           Class B
The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002       2001           2000        1999       1998
Per Share           Net asset value, beginning of year          $   10.06   $    9.86     $    9.92    $    9.97  $    9.94
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .29         .35           .35          .34        .35
                    Realized and unrealized gain (loss) on
                    investments--net                                  .07         .20         (.06)        (.04)        .03
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .36         .55           .29          .30        .38
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.29)       (.35)         (.35)        (.34)      (.35)
                     In excess of realized gain on
                     investments--net                                 --          --            --        (.01)         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.29)       (.35)         (.35)        (.35)      (.35)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.13   $   10.06     $    9.86    $    9.92  $    9.97
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              3.62%       5.69%         2.94%        3.01%      3.89%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .82%        .80%          .76%         .78%       .78%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          2.87%       3.55%         3.47%        3.39%      3.43%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $  81,967   $  31,480     $  32,742    $  42,930  $  44,714
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             74.74%      51.94%        51.42%       40.28%     72.69%
                                                                =========   =========     =========    =========  =========


*Total investment returns exclude the effects of sales charges.
++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002

FINANCIAL HIGHLIGHTS (concluded)
                                                                                 Limited Maturity Portfolio
                                                                                          Class C
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001         2000         1999       1998
Per Share           Net asset value, beginning of year          $   10.01   $    9.82     $    9.88    $    9.94  $    9.91
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .29         .35           .34          .34        .35
                    Realized and unrealized gain (loss)
                    on investments--net                               .08         .19         (.06)        (.05)        .03
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .37         .54           .28          .29        .38
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.29)       (.35)         (.34)        (.34)      (.35)
                      In excess of realized gain on
                      investments--net                                 --          --            --        (.01)         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.29)       (.35)         (.34)        (.35)      (.35)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.09   $   10.01     $    9.82    $    9.88  $    9.94
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              3.72%       5.59%         2.93%        2.89%      3.88%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .82%        .81%          .76%         .79%       .79%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          2.91%       3.53%         3.46%        3.37%      4.27%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $   1,596   $     602     $     308    $     437  $      86
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             74.74%      51.94%        51.42%       40.28%     72.69%
                                                                =========   =========     =========    =========  =========

                                                                                 Limited Maturity Portfolio
                                                                                          Class D
The following per share data and ratios have been derived
from information provided in the financial statements.                          For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                            2002         2001         2000         1999        1998
Per Share           Net asset value, beginning of year          $   10.06   $    9.86     $    9.92    $    9.97  $    9.94
Operating                                                       ---------   ---------     ---------    ---------  ---------
Performance:        Investment income--net                            .32         .38           .37          .37        .38
                    Realized and unrealized gain (loss)
                    on investments--net                               .08         .20         (.06)        (.04)        .03
                                                                ---------   ---------     ---------    ---------  ---------
                    Total from investment operations                  .40         .58           .31          .33        .41
                                                                ---------   ---------     ---------    ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                        (.32)       (.38)         (.37)        (.37)      (.38)
                     In excess of realized gain on
                     investments--net                                 --          --            --        (.01)         --
                                                                ---------   ---------     ---------    ---------  ---------
                    Total dividends and distributions               (.32)       (.38)         (.37)        (.38)      (.38)
                                                                ---------   ---------     ---------    ---------  ---------
                    Net asset value, end of year                $   10.14   $   10.06     $    9.86    $    9.92  $    9.97
                                                                =========   =========     =========    =========  =========

Total Investment    Based on net asset value per share              3.99%       5.96%         3.20%        3.27%      4.16%
Return:*                                                        =========   =========     =========    =========  =========

Ratios to Average   Expenses                                         .56%        .54%          .50%         .53%       .54%
Net Assets:                                                     =========   =========     =========    =========  =========
                    Investment income--net                          3.13%       3.80%         3.72%        3.65%      3.89%
                                                                =========   =========     =========    =========  =========

Supplemental        Net assets, end of year (in thousands)      $ 140,744   $  42,619     $  39,090    $  83,177  $  68,562
Data:                                                           =========   =========     =========    =========  =========
                    Portfolio turnover                             74.74%      51.94%        51.42%       40.28%     72.69%
                                                                =========   =========     =========    =========  =========


*Total investment returns exclude the effects of sales charges.
See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Portfolios offer four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Fund.

* All Portfolios: Municipal bonds and money market securities are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Positions in futures contracts and options thereon, which are traded on exchanges, are valued at closing prices as of the close of such exchanges. Assets for which market quotations are not readily available are valued at fair value on a consistent basis using methods determined in good faith by the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund's Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective July 1, 2001, The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began to amortize all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in an increase (decrease) in cost of securities (which in return results in a corresponding increase (decrease) in net unrealized appreciation/depreciation and a corresponding increase (decrease) in undistributed net investment income), based on securities held by the fund as of June 30, 2001 as follows:


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


                                 Corresponding Increase
                                      (Decrease) to
                                           Net         Undistributed
                        Increase        Unrealized          Net
                       (Decrease)     Appreciation/      Investment
Portfolio               To Cost        Depreciation        Income

Insured              $(1,299,562)       $1,299,562     $(1,299,562)
National              $    31,417      $  (31,417)      $    31,417
Limited Maturity      $    21,395      $  (21,395)      $    21,395


The effect of this change for the year ended June 30, 2002 was as follows:

                         Increase        Decrease         Decrease
                           Net             Net              Net
                        Investment      Unrealized        Realized
Portfolio                 Income       Appreciation        Gains

Insured               $    35,739      $  (72,158)     $(1,335,981)
National              $    36,922      $  (45,022)     $   (23,317)
Limited Maturity      $   245,458      $ (173,053)     $   (93,800)

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Prepaid registration fees--Prepaid registration fees are charged to expenses as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences are as follows:

Insured Portfolio
$979,623 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $1,382,280 has been reclassified between paid-in capital in excess of par and undistributed net investment income.

National Portfolio
$553,674 has been reclassified between accumulated net realized capital losses and undistributed net investment income, $50,608 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $1,062,355 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses.

Limited Maturity Portfolio
$131,199 has been reclassified between accumulated net realized capital losses and undistributed net investment income and $104,623 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses.

These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below that are based upon the average daily value of the Fund's net assets.


                                              Rate of Advisory Fee
Aggregate of Average Daily                                       Limited
Net Assets of the Three                Insured        National   Maturity
Combined Portfolios                   Portfolio      Portfolio  Portfolio

Not exceeding $250 million                  .40%        .50%      .40%
In excess of $250 million
but not exceeding $400 million              .375        .475      .375
In excess of $400 million
but not exceeding $550 million              .375        .475      .35
In excess of $550 million
but not exceeding $1.5 billion              .375        .475      .325
In excess of $1.5 billion                   .35         .475      .325


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

               Account Maintenance                  Distribution
                       Fees                              Fees
                                 Limited                           Limited
          Insured     National   Maturity   Insured     National   Maturity
         Portfolio   Portfolio  Portfolio  Portfolio   Portfolio  Portfolio

Class B     .25%        .25%       .15%       .50%        .50%       .20%
Class C     .25         .25        .15        .55         .55        .20
Class D     .25         .25        .10         --         --          --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                                           Limited
                           Insured         National        Maturity
                          Portfolio       Portfolio       Portfolio
Class A Shares:
FAMD                      $  25,530        $  11,106     $      843
MLPF&S                      145,320           86,786          7,674
Class D Shares:
FAMD                      $  11,429        $   9,584     $    5,382
MLPF&S                      114,663           94,156         64,071


For the year ended June 30, 2002, MLPF&S received contingent deferred sales charges of $536,996 relating to transactions in Class B Shares, amounting to $162,642, $342,861 and $31,493 in the Insured, National and Limited Maturity Portfolios, respectively, and $22,005 relating to transactions in Class C Shares, amounting to $4,572, $17,045 and $388 in the Insured, National and Limited Maturity Portfolios, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $1,176 relating to transactions subject to front-end sales charge waivers in Class D Shares in the Insured Portfolio.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended June 30, 2002, the Fund reimbursed FAM $48,094, $40,143 and $15,506 for the Insured, National and Limited Maturity Portfolios, respectively, for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were as follows:

                                    Purchases          Sales

Insured Portfolio               $  406,961,609   $  443,266,215
National Portfolio                 354,347,258      397,667,148
Limited Maturity Portfolio         354,548,493      211,126,182


Net realized gains (losses) for the year ended June 30, 2002 and net unrealized gains as of June 30, 2002 were as follows:

                                     Realized        Unrealized
Insured Portfolio                 Gains (Losses)       Gains

Long-term investments           $   10,547,216   $   75,972,941
Financial futures contracts          (139,287)               --
                                --------------   --------------
Total                           $   10,407,929   $   75,972,941
                                ==============   ==============


                                     Realized        Unrealized
National Portfolio                Gains (Losses)       Gains

Long-term investments           $    3,136,755   $   51,777,411
Financial futures contracts           (80,594)               --
                                --------------   --------------
Total                           $    3,056,161   $   51,777,411
                                ==============   ==============


                                     Realized        Unrealized
Limited Maturity Portfolio            Gains            Gains

Long-term investments           $      333,062   $    6,085,019
                                --------------   --------------
Total                           $      333,062   $    6,085,019
                                ==============   ==============


As of June 30, 2002 net unrealized appreciation for Federal income tax purposes was as follows:

                                     Gross         Gross           Net
                                   Unrealized    Unrealized     Unrealized
                                  Appreciation  Depreciation   Appreciation

Insured Portfolio                 $76,283,610   $   238,511    $76,045,099
National Portfolio                 65,778,735    13,956,302     51,822,433
Limited Maturity Portfolio          6,269,181        11,109      6,258,072


The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $1,147,370,788 for the Insured Portfolio, $1,043,918,717 for the National Portfolio, and $432,878,191 for the Limited Maturity Portfolio.



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)



4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended June 30, 2002 and June 30, 2001 were $(66,642,942) and $(114,411,068), respectively, for the Insured Portfolio; $63,305,521 and $(64,099,665), respectively, for the National Portfolio, and $160,472,985 and $(26,812,001),
respectively, for the Limited Maturity Portfolio.

Transactions in capital shares for each class were as follows:


Insured Portfolio

Class A Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          2,320,584  $    18,020,634
Shares issued to shareholders in
reinvestment of dividends            2,571,873       19,947,907
                                --------------  ---------------
Total issued                         4,892,457       37,968,541
Shares redeemed                   (12,019,217)     (93,339,087)
                                --------------  ---------------
Net decrease                       (7,126,760)  $  (55,370,546)
                                ==============  ===============


Insured Portfolio

Class A Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          1,427,734   $   10,879,765
Shares issued to shareholders in
reinvestment of dividends            2,625,131       19,947,178
                                --------------  ---------------
Total issued                         4,052,865       30,826,943
Shares redeemed                   (16,366,210)    (123,992,361)
                                --------------  ---------------
Net decrease                      (12,313,345)  $  (93,165,418)
                                ==============  ===============


Insured Portfolio

Class B Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          3,649,035  $    28,346,728
Shares issued to shareholders in
reinvestment of dividends              567,358        4,397,918
                                --------------  ---------------
Total issued                         4,216,393       32,744,646
Automatic conversion of shares     (4,883,029)     (38,016,053)
Shares redeemed                    (5,060,709)     (39,224,864)
                                --------------  ---------------
Net decrease                       (5,727,345)  $  (44,496,271)
                                ==============  ===============


Insured Portfolio

Class B Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          2,812,803  $    21,451,283
Shares issued to shareholders in
reinvestment of dividends              667,922        5,069,294
                                --------------  ---------------
Total issued                         3,480,725       26,520,577
Automatic conversion of shares     (4,267,970)     (32,457,905)
Shares redeemed                    (7,622,598)     (57,690,475)
                                --------------  ---------------
Net decrease                       (8,409,843)  $  (63,627,803)
                                ==============  ===============


Insured Portfolio

Class C Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          2,976,028   $   23,077,017
Shares issued to shareholders in
reinvestment of dividends               64,543          499,764
                                --------------  ---------------
Total issued                         3,040,571       23,576,781
Shares redeemed                      (480,905)      (3,714,964)
                                --------------  ---------------
Net increase                         2,559,666  $    19,861,817
                                ==============  ===============


Insured Portfolio

Class C Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                            499,727  $     3,826,445
Shares issued to shareholders in
reinvestment of dividends               35,920          272,860
                                --------------  ---------------
Total issued                           535,647        4,099,305
Shares redeemed                      (409,419)      (3,101,300)
                                --------------  ---------------
Net increase                           126,228  $       998,005
                                ==============  ===============


Insured Portfolio

Class D Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          6,055,943   $   46,995,907
Automatic conversion of shares       4,882,208       38,016,053
Shares issued to shareholders in
reinvestment of dividends              477,297        3,701,393
                                --------------  ---------------
Total issued                        11,415,448       88,713,353
Shares redeemed                    (9,696,623)     (75,351,295)
                                --------------  ---------------
Net increase                         1,718,825  $    13,362,058
                                ==============  ===============


Insured Portfolio
Class D Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                         13,510,419  $   102,970,054
Automatic conversion of shares       4,266,565       32,457,905
Shares issued to shareholders in
reinvestment of dividends              388,222        2,953,112
                                --------------  ---------------
Total issued                        18,165,206      138,381,071
Shares redeemed                   (12,703,356)     (96,996,923)
                                --------------  ---------------
Net increase                         5,461,850  $    41,384,148
                                ==============  ===============


National Portfolio
Class A Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          3,043,608   $   31,010,958
Shares issued resulting from
reorganization                       1,301,134       13,232,801
Shares issued to shareholders
in reinvestment of dividends
and distributions                    1,726,140       17,595,062
                                --------------  ---------------
Total issued                         6,070,882       61,838,821
Shares redeemed                    (9,423,833)     (96,041,268)
                                --------------  ---------------
Net decrease                       (3,352,951)  $  (34,202,447)
                                ==============  ===============


National Portfolio
Class A Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          3,205,962  $    31,960,303
Shares issued to shareholders in
reinvestment of dividends            1,804,242       18,050,261
                                --------------  ---------------
Total issued                         5,010,204       50,010,564
Shares redeemed                   (10,899,821)    (109,075,525)
                                --------------  ---------------
Net decrease                       (5,889,617)  $  (59,064,961)
                                ==============  ===============


National Portfolio
Class B Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          3,676,484  $    37,543,749
Shares issued resulting from
reorganization                       9,384,729       96,103,787
Shares issued to shareholders
in reinvestment of dividends
and distributions                      468,620        4,775,158
                                --------------  ---------------
Total issued                        13,529,833      138,422,694
Automatic conversion of shares     (1,780,117)     (18,179,899)
Shares redeemed                    (5,357,988)     (54,642,530)
                                --------------  ---------------
Net increase                         6,391,728  $    65,600,265
                                ==============  ===============


National Portfolio

Class B Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          3,513,254  $    35,164,873
Shares issued to shareholders in
reinvestment of dividends              479,599        4,794,417
                                --------------  ---------------
Total issued                         3,992,853       39,959,290
Automatic conversion of shares     (1,524,031)     (15,253,380)
Shares redeemed                    (6,294,843)     (62,763,426)
                                --------------  ---------------
Net decrease                       (3,826,021)  $  (38,057,516)
                                ==============  ===============


National Portfolio

Class C Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          1,799,413   $   18,345,216
Shares issued resulting from
reorganization                       1,169,289       11,983,010
Shares issued to shareholders
in reinvestment of dividends
and distributions                       94,251          960,479
                                --------------  ---------------
Total issued                         3,062,953       31,288,705
Shares redeemed                    (1,058,915)     (10,800,701)
                                --------------  ---------------
Net increase                         2,004,038  $    20,488,004
                                ==============  ===============


National Portfolio

Class C Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                            794,329  $     8,018,241
Shares issued to shareholders in
reinvestment of dividends               74,364          744,084
                                --------------  ---------------
Total issued                           868,693        8,762,325
Shares redeemed                      (848,298)      (8,455,809)
                                --------------  ---------------
Net increase                            20,395  $       306,516
                                ==============  ===============


National Portfolio

Class D Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          3,183,206   $   32,463,888
Automatic conversion of shares       1,778,632       18,179,899
Shares issued resulting from
reorganization                       2,179,582       22,315,418
Shares issued to shareholders
in reinvestment of dividends
and distributions                      282,267        2,879,585
                                --------------  ---------------
Total issued                         7,423,687       75,838,790
Shares redeemed                    (6,285,733)     (64,419,091)
                                --------------  ---------------
Net increase                         1,137,954  $    11,419,699
                                ==============  ===============


National Portfolio
Class D Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          9,806,380  $    98,249,860
Automatic conversion of shares       1,522,876       15,253,380
Shares issued to shareholders in
reinvestment of dividends              238,130        2,387,772
                                --------------  ---------------
Total issued                        11,567,386      115,891,012
Shares redeemed                    (8,269,580)     (83,174,716)
                                --------------  ---------------
Net increase                         3,297,806  $    32,716,296
                                ==============  ===============



Merrill Lynch Municipal Bond Fund, Inc., June 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)

Limited Maturity Portfolio
Class A Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          5,749,190  $    58,120,711
Shares issued resulting from
reorganization                         311,601        3,136,967
Shares issued to shareholders in
reinvestment of dividends              356,333        3,599,846
                                --------------  ---------------
Total issued                         6,417,124       64,857,524
Shares redeemed                    (5,238,491)     (52,951,744)
                                --------------  ---------------
Net increase                         1,178,633  $    11,905,780
                                ==============  ===============


Limited Maturity Portfolio

Class A Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          1,462,647  $    14,632,026
Shares issued to shareholders in
reinvestment of dividends              452,741        4,510,226
                                --------------  ---------------
Total issued                         1,915,388       19,142,252
Shares redeemed                    (4,727,779)     (47,108,289)
                                --------------  ---------------
Net decrease                       (2,812,391)  $  (27,966,037)
                                ==============  ===============


Limited Maturity Portfolio
Class B Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                          5,321,851  $    53,814,253
Shares issued resulting from
reorganization                         495,945        4,993,534
Shares issued to shareholders in
reinvestment of dividends               92,198          931,515
                                --------------  ---------------
Total issued                         5,909,994       59,739,302
Automatic conversion of shares       (127,189)      (1,285,514)
Shares redeemed                      (825,076)      (8,337,739)
                                --------------  ---------------
Net increase                         4,957,729  $    50,116,049
                                ==============  ===============


Limited Maturity Portfolio
Class B Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                            624,476  $     6,238,998
Shares issued to shareholders in
reinvestment of dividends               69,458          692,233
                                --------------  ---------------
Total issued                           693,934        6,931,231
Automatic conversion of shares        (79,376)        (792,225)
Shares redeemed                      (805,597)      (8,013,075)
                                --------------  ---------------
Net decrease                         (191,039)  $   (1,874,069)
                                ==============  ===============


Limited Maturity Portfolio
Class C Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                            171,993  $     1,732,235
Shares issued resulting from
reorganization                           1,955           19,640
Shares issued to shareholders in
reinvestment of dividends                2,122           21,363
                                --------------  ---------------
Total issued                           176,070        1,773,238
Shares redeemed                       (78,047)        (786,643)
                                --------------  ---------------
Net increase                            98,023  $       986,595
                                ==============  ===============


Limited Maturity Portfolio
Class C Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                             40,701  $       404,478
Shares issued to shareholders in
reinvestment of dividends                1,162           11,555
                                --------------  ---------------
Total issued                            41,863          416,033
Shares redeemed                       (13,145)        (130,860)
                                --------------  ---------------
Net increase                            28,718  $       285,173
                                ==============  ===============


Limited Maturity Portfolio
Class D Shares for the Year                            Dollar
Ended June 30, 2002                   Shares           Amount

Shares sold                         10,883,750   $  110,020,751
Automatic conversion of shares         127,076        1,285,514
Shares issued resulting from
reorganization                         242,194        2,440,143
Shares issued to shareholders in
reinvestment of dividends              185,912        1,879,870
                                --------------  ---------------
Total issued                        11,438,932      115,626,278
Shares redeemed                    (1,796,663)     (18,161,717)
                                --------------  ---------------
Net increase                         9,642,269  $    97,464,561
                                ==============  ===============


Limited Maturity Portfolio
Class D Shares for the Year                            Dollar
Ended June 30, 2001                   Shares           Amount

Shares sold                          1,740,306  $    17,346,660
Automatic conversion of shares          79,340          792,225
Shares issued to shareholders in
reinvestment of dividends               80,824          806,042
                                --------------  ---------------
Total issued                         1,900,470       18,944,927
Shares redeemed                    (1,628,053)     (16,201,995)
                                --------------  ---------------
Net increase                           272,417  $     2,742,932
                                ==============  ===============


5. Short-Term Borrowings:
The Insured and National Portfolios, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2002.

6. Distributions to Shareholders:
The tax character of distributions paid by the Insured Portfolio during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

                                    6/30/2002        6/30/2001

Distributions paid from:
  Tax-exempt income             $   66,313,476  $    66,545,868
  Net long-term capital gains          662,778               --
                                --------------  ---------------
Total distributions             $   66,976,254  $    66,545,868
                                ==============  ===============



The tax character of distributions paid by the National Portfolio during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

                                    6/30/2002        6/30/2001

Distributions paid from:
  Tax-exempt income             $   54,136,979  $    54,604,977
  Net long-term capital gains          367,130               --
                                --------------  ---------------
Total distributions             $   54,504,109  $    54,604,977
                                ==============  ===============


The tax character of distributions paid by the Limited Maturity
Portfolio during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

                                    6/30/2002        6/30/2001

Distributions paid from:
  Tax-exempt income             $   10,354,614  $    10,555,597
                                --------------  ---------------
Total distributions             $   10,354,614  $    10,555,597
                                ==============  ===============


As of June 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                    Limited
                                    Insured         National        Maturity
                                   Portfolio       Portfolio       Portfolio

Undistributed tax-exempt
  income--net                    $   1,025,921   $     576,991   $     224,999
Undistributed long-term
  capital gains--net                        --              --              --
                                 -------------   -------------   -------------
Total undistributed
  earnings--net                      1,025,921         576,991         224,999
Capital loss carryforward        (38,691,783)*   (48,541,938)*    (2,466,892)*
Unrealized gains--net             74,695,269**    47,710,602**     6,245,851**
                                 -------------   -------------   -------------
Total accumulated earnings
  (losses)--net                  $  37,029,407   $   (254,345)   $   4,003,958
                                 =============   =============   =============

*At June 30, 2002, the Insured Portfolio had a net capital loss carryforward of $38,691,783, of which $6,597,555 expires in 2008 and $32,094,228 expires in 2009; the National Portfolio had a net capital loss carryforward of $48,541,938, of which $1,599,614 expires in 2003, $125,863 expires in 2004, $1,631,438 expires in
2007, $25,778,411 expires in 2008 and $19,406,612 expires in 2009;
and the Limited Maturity Portfolio had a net capital loss carryforward of $2,466,892, of which $1,921,385 expires in 2003, $119,413 expires in 2008 and $426,094 expires in 2009. These amounts will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the deferral of post-October capital losses for tax purposes.

7. Acquisition of Other FAM-Managed Investment Companies:
On July 23, 2001, the National Portfolio acquired all of the net assets of Merrill Lynch Arkansas Municipal Bond Fund, Merrill Lynch Colorado Municipal Bond Fund and Merrill Lynch New Mexico Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:


                                                 Shares of
                                                 Beneficial
                                                 Interest
                                                 Exchanged

Merrill Lynch Arkansas Municipal Bond Fund        324,388
Merrill Lynch Colorado Municipal Bond Fund        973,351
Merrill Lynch New Mexico Municipal Bond Fund      272,395


In exchange for these shares, the National Portfolio issued
1,495,896 shares of common stock. As of that date, net assets of the acquired funds, including net unrealized appreciation and accumulated net realized capital losses, were as follows:


Merrill Lynch Municipal Bond Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

                                                               Accumulated
                                                    Net        Net Realized
                                     Net         Unrealized      Capital
                                    Assets      Appreciation      Losses

Merrill Lynch Arkansas
  Municipal Bond Fund             $3,178,451      $258,494    $   (34,254)
Merrill Lynch Colorado
  Municipal Bond Fund             $9,408,246      $599,430    $(1,233,076)
Merrill Lynch New Mexico
  Municipal Bond Fund             $2,543,130      $169,100    $   (29,150)

The aggregate net assets of the National Portfolio immediately after the acquisition amounted to $1,056,154,757.

In addition, on November 12, 2001, the National Portfolio acquired all of the net assets of Merrill Lynch Oregon Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 848,856 shares of beneficial interest of Merrill Lynch Oregon Municipal Bond Fund for 798,219 shares of common stock of the National Portfolio. Merrill Lynch Oregon Municipal Bond Fund's net assets on that date of $8,247,693, including $545,122 of net unrealized appreciation and $2,082,354 of accumulated net realized capital losses, were combined with those of the National Portfolio. The aggregate net assets immediately after the acquisition amounted to $1,036,293,761.

Also, on June 17, 2002, the National Portfolio acquired all of the net assets of Merrill Lynch Connecticut Municipal Bond Fund, Merrill Lynch Maryland Municipal Bond Fund, Merrill Lynch Minnesota Municipal Bond Fund and Merrill Lynch Texas Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                               Shares of Beneficial
                                                 Interest Exchanged

Merrill Lynch Connecticut Municipal Bond Fund         4,620,729
Merrill Lynch Maryland Municipal Bond Fund            2,188,838
Merrill Lynch Minnesota Municipal Bond Fund           2,197,673
Merrill Lynch Texas Municipal Bond Fund               2,701,294


In exchange for these shares, the National Portfolio issued
11,740,619 shares of common stock. As of that date, net assets of the acquired funds, including net unrealized appreciation and accumulated net realized capital losses, were as follows:

                                                               Accumulated
                                                    Net        Net Realized
                                     Net         Unrealized      Capital
                                    Assets      Appreciation      Losses

Merrill Lynch Connecticut
  Municipal Bond Fund             $48,956,190     $2,525,682  $  (918,879)
Merrill Lynch Maryland
  Municipal Bond Fund             $21,623,092     $1,221,849  $  (964,053)
Merrill Lynch Minnesota
  Municipal Bond Fund             $22,705,054     $1,032,364  $  (159,805)
Merrill Lynch Texas
  Municipal Bond Fund             $26,973,160     $1,208,990  $(2,902,129)


The aggregate net assets of the National Portfolio immediately after the acquisition amounted to $1,115,184,750.

On April 8, 2002, the Limited Maturity Portfolio acquired all of the net assets of Merrill Lynch Florida Limited Maturity Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 1,069,846 shares of beneficial interest of Merrill Lynch Florida Limited Maturity Municipal Bond Fund for 1,051,695 shares of common stock of the Limited Maturity Portfolio. Merrill Lynch Florida Limited Maturity Municipal Bond Fund's net assets on that date of $10,590,284, including $204,139 of net unrealized appreciation and $437,729 of accumulated net realized capital losses, were combined with those of the Limited Maturity Portfolio. The aggregate net assets immediately after the acquisition amounted to $388,996,618.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Municipal Bond Fund, Inc. (comprising, respectively, the Insured, National and Limited Maturity Portfolios) as of June 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 2002, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
August 20, 2002



OFFICERS AND DIRECTORS (unaudited)
                                                                                                   Number of         Other
                                                                                                 Portfolios in     Director-
                Position(s)   Length                                                              Fund Complex       ships
                Held         of Time                                                              Overseen by       Held by
Name            with Fund     Served         Principal Occupation(s) During Past 5 Years            Director        Director

Interested Director
Terry K. Glenn*
P.O. Box 9011   President     1999 to        Chairman, Americas Region since 2001, and             117 Funds        None
Princeton,      and           present        Executive Vice President since 1983 of Fund Asset   169 Portfolios
NJ 08543-9011   Director      and            Management, L.P. ("FAM") and Merrill Lynch
Age: 61                       1997 to        Investment Managers, L.P. ("MLIM"); President of
                              present        Merrill Lynch Mutual Funds since 1999; President
                                             of FAM Distributors, Inc. ("FAMD") since 1986
                                             and Director thereof since 1991; Executive Vice
                                             President and Director of Princeton Services, Inc.
                                             ("Princeton Services") since 1993; President of
                                             Princeton Administrators, L.P. since 1988; Director
                                             of Financial Data Services, Inc. since 1985.



*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.


Merrill Lynch Dragon Fund, Inc., June 30, 1996


OFFICERS AND DIRECTORS (unaudited)(concluded)
                                                                                                   Number of         Other
                                                                                                 Portfolios in     Director-
                Position(s)   Length                                                              Fund Complex       ships
                Held         of Time                                                              Overseen by       Held by
Name            with Fund     Served         Principal Occupation(s) During Past 5 Years            Director        Director

Independent Directors
Ronald W. Forbes
P.O. Box 9011   Director      1977 to        Professor Emeritus of Finance, School of Business,     46 Funds        None
Princeton,                    present        State University of New York at Albany since 2000;  54 Portfolios
NJ 08543-9011                 and Professor thereof from 1989 to 2000.
Age: 61

Cynthia A. Montgomery
P.O. Box 9011   Director      1995 to        Professor, Harvard Business School since 1989.         46 Funds        Unum-
Princeton,                    present                                                            54 Portfolios      Provident
NJ 08543-9011                                                                                                       Corpora-
Age: 49                                                                                                             tion; and
                                                                                                                      Newell
                                                                                                                    Rubber-
                                                                                                                    maid Inc.

Charles C. Reilly
P.O. Box 9011   Director      1990 to        Self-employed financial consultant since 1990.         46 Funds        None
Princeton,                    present                                                            54 Portfolios
NJ 08543-9011
Age: 70

Kevin A. Ryan
P.O. Box 9011   Director      1992 to        Founder and currently Director Emeritus of The         46 Funds        None
Princeton,                    present        Boston University Center for the Advancement of     54 Portfolios
NJ 08543-9011                                Ethics and Character and Director thereof from
Age: 69                                      1989 to 1999; Professor from 1982 to 1999 at
                                             Boston University.

Roscoe S. Suddarth
P.O. Box 9011   Director      2000 to        Former President, Middle East Institute from           46 Funds        None
Princeton,                    present        1995 to 2001.                                       54 Portfolios
NJ 08543-9011
Age: 66

Richard R. West
P.O. Box 9011   Director      1978 to        Professor of Finance since 1984, and currently         46 Funds        Bowne &
Princeton,                    present        Dean Emeritus of New York University, Leonard N.    54 Portfolios      Co., Inc.;
NJ 08543-9011                                Stern School of Business Administration.                               Vornado
Age: 64                                                                                                              Realty
                                                                                                                    Trust; and
                                                                                                                    Alexander's
                                                                                                                    Inc.

Edward D. Zinbarg
P.O. Box 9011   Director      1994 to        Self-employed financial consultant since 1994.         46 Funds        None
Princeton,                    present                                                            54 Portfolios
NJ 08543-9011
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

                Position(s)   Length
                Held         of Time
Name            with Fund     Served         Principal Occupation(s) During Past 5 Years

Fund Officers
Donald C. Burke
P.O. Box 9011   Vice          1993 to        First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Princeton,      President     present        since 1999; Senior Vice President and Treasurer of Princeton Services since
NJ 08543-9011   and           and 1999       1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM
Age: 42         Treasurer     to present     from 1990 to 1997; Director of Taxation of MLIM since 1990.

Kenneth A. Jacob
P.O. Box 9011   Senior Vice   2001 to        First Vice President of the Adviser and MLIM since 1984.
Princeton, 11   President     present
NJ 08543-90
Age: 50

John M. Loffredo
P.O. Box 9011   Senior Vice   2001 to        First Vice President of MLIM since 1997; Vice President of MLIM from 1991
Princeton,      President     present        to 1997.
NJ 08543-9011
Age: 38

Robert A. DiMella
P.O. Box 9011   Vice          2000 to        Director (Municipal Tax-Exempt) of MLIM since 2002; Vice President of
Princeton,      President     present        MLIM from 1997 to 2002; Assistant Vice President of MLIM from 1995
NJ 08543-9011   and                          to 1997.
Age: 35         Portfolio
                Manager

Walter C. O'Connor
P.O. Box 9011   Vice          1998 to        Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of
Princeton,      President     present        MLIM from 1993 to 1997.
NJ 08543-9011   and           and 1996
Age: 40         Portfolio     to present
                Manager

Peter J. Hayes
P.O. Box 9011   Vice          1997 to        First Vice President of MLIM since 1997; Vice President of MLIM from 1988
Princeton,      President     present        to 1997.
NJ 08543-9011   and           and 1987
Age: 42         Portfolio     to present
                Manager

Alice A. Pellegrino
P.O. Box 9011   Secretary     1999 to        Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM since
Princeton,                    present        1999 to 2002; Attorney associated with MLIM since 1997; Associate with
NJ 08543-9011                                Kirkpatrick & Lockhart LLP from 1992 to 1997.
Age: 42


*Officers of the Fund serve at the pleasure of the Board of Directors.
Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.


Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863